As filed with the Securities and Exchange Commission on April 28, 2006

1933 Act File No. 333-82133

1940 Act File No. 811-09419

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 9
and
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 9

(Check appropriate box or boxes)

Pax World High Yield Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

222 State Street

Portsmouth, New Hampshire 03801-3853

(Address of Principal Executive Officers)

(Zip Code)

(800) 767-1729

(Registrant’s Telephone Number, Including Area Code))

Thomas W. Grant

Pax World Management Corp.

222 State Street

Portsmouth, New Hampshire 03801

(Name and Address of Agent for Service)

Copies of Communications to:

Gregory D. Sheehan, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

☒                     Immediately upon filing pursuant to paragraph (b)

☐                     On (date) pursuant to paragraph (b)

☐                     60 days after filing pursuant to paragraph (a)(1)

☐                     On (date) pursuant to paragraph (a)(1)

☐                     75 days after filing pursuant to paragraph (a)(2)

☐                     On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐                     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Pax World Balanced Fund

Pax World Growth Fund

Pax World High Yield Fund
INDIVIDUAL INVESTOR CLASS

30 APRIL 2006

The prospectus explains what you should know about the funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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PAXWORLD

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Pax World Balanced Fund
(the "Balanced Fund")

Risk/Return Summary:
Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVES

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Balanced Fund seeks long-term growth of capital. The investment objectives of the Balanced Fund are fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Balanced Fund expects to invest approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities). However, depending on market conditions, the equity portion of the Balanced Fund's portfolio may range from 50% to 75% and the debt portion of the Balanced Fund's portfolio may range from 25% to 50%. With respect to the equity portion of its investment portfolio, the Balanced Fund may invest in securities of companies with any market capitalization and intends to focus on economic sectors that its investment adviser believes will outpace the overall rate of growth of the United States Gross Domestic Product. With respect to the debt portion of its investment portfolio, the Balanced Fund intends to invest primarily in obligations issued or guaranteed by agencies and instrumentalities of the United States government with short- to intermediate-term maturities (two to six years) and corporate bonds that are, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) or unrated and determined by the Balanced Fund's investment adviser to be of comparable quality. The Balanced Fund's portfolio managers use both qualitative analysis and quantitative techniques to decide how to allocate the Balanced Fund's assets between equity securities and debt securities within the above-described ranges. The Balanced Fund's investment adviser generally determines to sell an equity security for one or more reasons, including, but not limited to, a lack of confidence in the management of an issuer, a deterioration in the fundamentals of the issuer, when the security becomes overweighted relative to a sector or to the Balanced Fund's portfolio as a whole or when the security becomes overvalued relative to its peers or to the market. The Balanced Fund generally determines to sell a debt security for one or more reasons, including, but not limited to, a desired change in asset allocation (e.g., allocating more of the Balanced Fund's portfolio to equity securities); a change in the duration strategy, the sector allocation strategy or the relative value of the security within a sector

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(e.g., spread tightening, "busted" calls, tender offers); an anticipated change in the security's credit rating; or a deterioration in the fundamentals of the issuer.

The Balanced Fund may invest up to 25% of its assets in securities of foreign issuers. Also, in connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other mortgage-related products, including those representing an undivided ownership interest in a pool of mortgages (for example, Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates).

In response to unfavorable market and other conditions, the Balanced Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. This may inhibit the Balanced Fund's ability to achieve its investment objectives.

Asset Allocation Strategies. In determining how to allocate the Balanced Fund's assets above or below its current strategic allocation, the investment adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital and political trends. The investment adviser retains the flexibility to reallocate the Balanced Fund's assets or varying percentages based on its ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

Socially Responsible Investing. The Balanced Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see "Social Screening" below.

PRINCIPAL RISKS

The principal risks of investing in the Balanced Fund are described below.

•  Allocation Risk. The Balanced Fund's investment performance depends upon how its assets are allocated and reallocated among equity securities, equity-related securities and debt securities. The portfolio manager's allocation techniques and decisions may not produce the desired results, and, therefore, the Balanced Fund may not achieve its investment objectives.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Balanced Fund's investments.

•  Management Risk. Investment decisions made by the Balanced Fund's investment adviser and portfolio manager may cause the Balanced Fund to experience losses or to underperform other mutual funds with similar investment objectives.

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•  Equity Securities Risk. The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Balanced Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•  Issuer Risk. The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity's industry or to the market generally.

•  Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Balanced Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Balanced Fund's ability to achieve its investment objectives.

•  Interest Rate Risk. As nominal interest rates rise, the value of debt securities held in the Balanced Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•  Credit Risk. With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity's actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be subject to legal limits on a government's power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•  U.S. Government Securities Risk. Certain securities issued by the United States government are neither insured nor guaranteed by the United States government. These securities may be supported by the government's ability to borrow from the U.S. Treasury, or may be supported only by the credit of the issuing agency or instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

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•  Mortgage Risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Balanced Fund's returns because the Balanced Fund will have to reinvest that money at lower prevailing interest rates. This is known as contraction risk.

•  Reinvestment Risk. Income from the Balanced Fund's investments may decline if the Balanced Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Balanced Fund's earnings rate at that time.

•  Foreign (Non-U.S.) Securities Risk. Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the Balanced Fund's investments to fluctuate significantly, rapidly and unpredictably. Foreign securities may be less liquid than domestic securities; consequently, the Balanced Fund may at times be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Balanced Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•  Socially Responsible Investing Risk. The Balanced Fund's social screening policies may inhibit the Balanced Fund's ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Balanced Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the Balanced Fund may lose money. For a discussion of additional risks applicable to the Balanced Fund, please see the section captioned "Investments and Special Considerations; Risk Factors" in the Statement of Additional Information. An investment in the Balanced Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND PERFORMANCE

Calendar Year Total Returns. The bar chart below presents the Balanced Fund's calendar year total returns before taxes. The bar chart is intended to provide some indication of the risk of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year. The returns shown include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Year-to-date total return through March 31, 2006 was 4.44%.	For the periods shown in the bar chart: Best quarter: 4th quarter 1998, 14.19% Worst quarter: 3rd quarter 2002, -8.87%

1  Return includes the reimbursement of certain expenses of the Balanced Fund by its investment adviser. If this reimbursement were not reflected, the total return for 2002 would have been lower.

Average Annual Total Returns. The performance table below presents the Balanced Fund's average annual total returns. The performance table is intended to provide some indication of the risks of investment in the Balanced Fund by showing how the Balanced Fund's average annual total returns compare with broad measures of market performance over a one-year, five-year and ten-year period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

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	Periods Ended December 31, 2005
	1 Year	5 Years	10 Years
Return Before Taxes	5.39%	3.03%	9.49%
Return After Taxes on Distributions	4.61%	2.41%	7.89%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	2.24%	7.47%
Blended Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)[1,2]	3.99%	2.99%	8.25%
Lipper Balanced Fund Index[3]	5.20%	3.51%	7.57%

1  The S&P 500 Index is an unmanaged index of large capitalization common stocks. Unlike the Balanced Fund, the S&P 500 Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

2  The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. Unlike the Balanced Fund, the Lehman Brothers Aggregate Bond Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

3  The Lipper Balanced Fund Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Fund Average. The Lipper Balanced Fund Average tracks mutual funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio is approximately 60%/40%. The Lipper Balanced Fund Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Balanced Fund, the Lipper Balanced Fund Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold shares of the Balanced Fund. The fees and expenses associated with an investment in the Balanced Fund are among several factors that an investor should consider before investing. "Other Expenses" include operating expenses of the Balanced Fund, such as directors' and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

Shareholder Fees (fees paid directly from your investment):	None[1]
Annual Fund Operating Expenses (expenses that are deducted from Balanced Fund assets):
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees[2]	0.25%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.96%
Less Expense Waiver/Reimbursement[3]	(0.00%)
Net Annual Fund Operating Expenses	0.96%

1  Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts are charged an annual custodial fee of $12. In addition, the Balanced Fund charges a fee of $10 for each wire redemption, subject to change without notice.

2  Due to the 12b-1 fee imposed on shares of the Balanced Fund, shareholders may, depending upon the

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length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers.

3  The Balanced Fund's investment adviser has contractually agreed to waive the Balanced Fund's management fee to the extent necessary to offset the amount of the management fee payable by the Pax World Money Market Fund, Inc. (the "Money Market Fund") to the investment adviser with respect to any assets of the Balanced Fund that are invested in the Money Market Fund. (This amount rounded to 0.00% during the most recently completed fiscal year.) This waiver will remain in effect permanently.

Example Expenses. The table below is intended to help an investor compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in the Balanced Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Balanced Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

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Financial Highlights

The financial highlights table below is intended to help investors understand the Balanced Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Balanced Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions). The information provided for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 has been derived from the Balanced Fund's financial statements for such years, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Balanced Fund's annual report to shareholders. The information provided for the years ended December 31, 2001 and December 31, 2002 has been derived from the Balanced Fund's financial statements for such years, which were audited by the Balanced Fund's previous independent registered public accounting firm, whose report expressed an unqualified opinion for such years. The annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

1. Selected data for a share outstanding throughout each period
	Year Ended December 31
	2005	2004	2003	2002	2001
Net asset value (beginning of period)	$23.22	$20.68	$17.82	$19.91	$22.41
Income (loss) from investment operations
Investment income (net)[1]	0.31	0.23	0.20	0.33	0.47
Realized and unrealized gain (loss) on investments (net)	0.94	2.53	2.87	(2.09)	(2.49)
Total from investment operations	1.25	2.76	3.07	(1.76)	(2.02)
Less distributions
Dividends from investment income (net)	0.28	0.22	0.20	0.33	0.47
Distributions from realized gains	0.54	–	–	–	–
Returns of capital	–	–	0.01	–	0.01
Total distributions	0.82	0.22	0.21	0.33	0.48
Net asset value (end of period)	$23.65	$23.22	$20.68	$17.82	$19.91
2. Total return[2]	5.39%	13.39%	17.27%	(8.86)%	(9.09)%
3. Ratios and supplemental data
Net assets (end of period) ('000,000s)	$1,929	$1,462	$1,224	$1,033	$1,161
Ratio to average net assets:
Net expenses excluding custody credits	0.96%	0.95%	0.99%	0.95%	0.94%
Net investment income	1.32%	1.07%	1.09%	1.74%	2.27%
Portfolio turnover rate	21.61%	33.02%	19.33%	36.96%	37.50%
Net expenses, including custody credits and expenses assumed by Adviser	0.96%	0.95%	0.99%	0.95%	0.94%
Net expenses, excluding custody credits and expenses assumed by Adviser	0.96%	0.95%	0.99%	0.97%	0.94%

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

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Pax World Growth Fund
(the "Growth Fund")

Risk/Return Summary:
Investment Objective, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVE

The Growth Fund's investment objective is to seek long-term growth of capital. The investment objective of the Growth Fund is fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Growth Fund invests primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that the Growth Fund's investment adviser believes have above-average growth prospects.

The Growth Fund's investment adviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The investment adviser attempts to identify companies that have demonstrated growth in earnings and sales, high returns on equity and assets or other strong financial characteristics, and that are, in the judgment of the investment adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. The investment adviser also looks for companies that are undergoing changes in management or that have product and marketing dynamics that have not yet been reflected in reported earnings but that the investment adviser believes will affect earnings in the intermediate-term (3 months to 1 year). The Growth Fund may invest in securities of companies with any market capitalization. The Growth Fund generally sells a security when an event, such as a disappointing earnings report or adverse changes in a company's management or industry position, is perceived by the portfolio manager to lessen its attractiveness. The Growth Fund may also sell a security in response to adverse market conditions or to rebalance the Growth Fund's portfolio.

The Growth Fund may invest up to 25% of its assets in securities of foreign issuers. The Growth Fund also may purchase and sell repurchase agreements, foreign currency exchange contracts, and put and call options on equity securities and on stock indices for hedging or investment purposes.

Although the Growth Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Growth Fund may be significant.

In response to unfavorable market and other conditions, the Growth Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. This may inhibit the Growth Fund's ability to achieve its investment objective.

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Socially Responsible Investing. The Growth Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see "Social Screening" below.

PRINCIPAL RISKS

The principal risks of investing in the Growth Fund are described below.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Growth Fund's investments.

•  Management Risk. Investment decisions made by the Growth Fund's investment adviser and portfolio manager may cause the Growth Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•  Equity Securities Risk. The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Growth Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•  Growth Securities Risk. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Issuer Risk. The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity's industry or to the market generally.

•  Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Growth Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Growth Fund's ability to achieve its investment objective.

•  Derivatives Risk. Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the Growth Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable

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by shareholders. Also, a liquid secondary market may not exist for a derivative position at times when the Growth Fund's investment adviser might consider it prudent to terminate, to close out or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that the Growth Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

•  Foreign Securities Risk. Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the Growth Fund's investments to fluctuate significantly, rapidly and unpredictably. Foreign securities may be less liquid than domestic securities; consequently, the Growth Fund may at times be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Growth Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•  Repurchase Agreement Risk. A repurchase agreement is an agreement under which the Growth Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Growth Fund's cost plus interest within a specified time. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, the Growth Fund may seek to dispose of the underlying securities, which may involve additional costs or delays. The Growth Fund may be unable to dispose of the underlying securities at a price equivalent to the price fixed pursuant to the repurchase agreement. Moreover, if the seller defaults due to insolvency and files for bankruptcy or is declared bankrupt, the Growth Fund may be restricted from disposing of the underlying securities.

•  Turnover Risk. A change in the securities held by the Growth Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Growth Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Growth Fund's performance. During the most recently completed fiscal year, the Growth Fund had a portfolio turnover rate in excess of 100%.

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•  Socially Responsible Investing Risk. The Growth Fund's social screening policies may inhibit the Growth Fund's ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Growth Fund not to achieve its investment objective. As with all mutual funds, shareholders of the Growth Fund may lose money. For a discussion of additional risks applicable to the Growth Fund, please see the section captioned "Investments and Special Considerations; Risk Factors" in the Statement of Additional Information. An investment in the Growth Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

Calendar Year Total Returns. The bar chart below presents the Growth Fund's calendar year total returns before taxes.1 The bar chart is intended to provide some indication of the risk of investing in the Growth Fund by showing changes in the Growth Fund's performance from year to year. The returns shown include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Year-to-date total return through March 31, 2006 was 3.59%.	For the periods shown in the bar chart: Best quarter: 4th quarter 1998, 25.76% Worst quarter: 3rd quarter 2001, -16.38%

1  The returns do not reflect the front-end sales load charged by the Growth Fund prior to November 1, 1999. If sales loads were reflected, the total return figure for years 1998 and 1999 would be 12.31% and 25.04%, respectively. Additionally, the returns reflect the reimbursement of certain expenses of the Growth Fund by its investment adviser. If this reimbursement were not reflected, the total return for the periods shown would be lower.

Average Annual Total Returns. The performance table below presents the Growth Fund's average annual total returns. The performance table is intended to provide some indication of the risks of investment in the Growth Fund by showing how the Growth Fund's average annual total returns compare with broad measures of market performance over a one-year, five-year and since inception period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements,

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if any. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	7.19%	1.36%	2.95%
Return After Taxes on Distributions	7.19%	1.36%	2.95%
Return After Taxes on Distributions and Sale of Fund Shares	4.67%	1.16%	2.54%
S&P 500 Index[2]	4.91%	0.54%	5.93%
Lipper Multi-Cap Growth Fund Index[3]	9.13%	-2.90%	5.36%

1  The Growth Fund began operations on June 11, 1997. Index and Lipper returns are from June 11, 1997.

2  The S&P 500 Index is an unmanaged index of large capitalization common stocks. Unlike the Growth Fund, the S&P 500 Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

3  The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Fund Average. The Lipper Multi-Cap Growth Fund Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Fund Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Growth Fund, the Lipper Multi-Cap Growth Funds Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold shares of the Growth Fund. The fees and expenses associated with an investment in the Growth Fund are among several factors that an investor should consider before investing. "Other Expenses" include operating expenses of the Growth Fund, such as directors' and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

Shareholder Fees (fees paid directly from shareholder investment):	None[1]
Annual Fund Operating Expenses (expenses that are deducted from Growth Fund assets):
Management Fee	0.83%
Distribution and/or Service (12b-1) Fees[2]	0.30%
Other Expenses	0.93%
Total Annual Fund Operating Expenses	2.06%
Less Expense Waiver/Reimbursement[3,4]	(0.56)%
Net Annual Fund Operating Expenses	1.50%

1  Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts are charged an annual custodial fee of $12. In addition, the Growth Fund charges a fee of $10 for each wire redemption, subject to change without notice.

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2  Due to the 12b-1 fee imposed on shares of the Growth Fund, shareholders may, depending on the length of time they hold their shares, pay more than the economic equivalent of the maximum front-end sales load permitted by relevant rules of the National Association of Securities Dealers.

3  The Growth Fund's investment adviser has contractually agreed to waive the Growth Fund's management fee to the extent necessary to offset the amount of the management fee payable by the Money Market Fund to the adviser with respect to any assets of the Growth Fund that are invested in the Money Market Fund. This waiver will remain in effect permanently.

4  The Growth Fund's investment adviser has contractually agreed to reduce the Fund's distribution and/or service (12b-1) fee to 0.25% until at least December 31, 2007. In addition, the adviser has contractually agreed to reimburse expenses incurred by the Growth Fund to the extent such expenses exceed 1.50% of the average daily net assets of the Growth Fund. This reimbursement arrangement will remain in effect until at least December 31, 2007.

Example Expenses. The table below is intended to help an investor compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in the Growth Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Growth Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

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Financial Highlights

The financial highlights table below is intended to help investors understand the Growth Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Growth Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). The information provided for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 has been derived from the Growth Fund's financial statements for such years, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Growth Fund's annual report to shareholders. The information provided for the years ended December 31, 2001 and December 31, 2002 has been derived from the Growth Fund's financial statements for such years, which were audited by the Growth Fund's previous independent registered public accounting firm, whose report expressed an unqualified opinion for such years. The Growth Fund's annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

1. Selected data for a share outstanding throughout each period
	Year Ended December 31
	2005	2004	2003	2002	2001
Net asset value (beginning of period)	$11.96	$9.80	$7.26	$9.23	$11.98
Income (loss) from investment operations
Investment income (net)[1]	(0.07)	(0.12)	(0.09)	(0.05)	(0.04)
Realized and unrealized gain (loss) on investments (net)	0.93	2.28	2.63	(1.92)	(2.71)
Total from investment operations	0.86	2.16	2.54	(1.97)	(2.75)
Net asset value (end of period)	$12.82	$11.96	$9.80	$7.26	$9.23
2. Total return[2]	7.19%	22.04%	34.99%	(21.34%)	(22.95%)
3. Ratios and supplemental data
Net assets (end of period) ('000s)	$97,716	$64,860	$40,611	$22,055	$24,820
Ratio to average net assets:
Net expenses, excluding custody credits	1.51%	1.51%	1.50%	1.52%	1.53%
Net investment loss	(0.56%)	(1.09%)	(1.10%)	(0.78%)	(0.48%)
Portfolio turnover rate	105.41%	92.68%	116.87%	105.86%	54.71%
Net expenses, including custody credits and expense assumed by Adviser	1.50%	1.50%	1.50%	1.50%	1.50%
Net expenses, excluding custody credits and expense waivers)	2.06%	2.01%	2.56%	2.69%	2.45%

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

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Pax World High Yield Fund
(the "High Yield Fund")
Individual Investor Class

Risk/Return Summary:
Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVES

The High Yield Fund's primary investment objective is to seek high current income. As a secondary investment objective and to the extent consistent with its primary investment objective, the High Yield Fund seeks capital appreciation. The investment objectives of the High Yield Fund are fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the High Yield Fund will invest at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Fund's investment adviser to be of comparable quality. These fixed income securities are commonly referred to as "junk bonds." The High Yield Fund's investment adviser anticipates that the dollar-weighted average maturity of the fixed income securities in its investment portfolio will be 10 years or less.

In determining which securities to buy and to sell for the High Yield Fund, the investment adviser considers, among other things, the financial history and condition of the issuer, its earnings trends, analysts' recommendations and the issuer's prospects and management team. The investment adviser generally employs fundamental analysis in making these determinations. Fundamental analysis involves the review of financial statements and other data to attempt to predict whether the price of an issuer's security is undervalued or overvalued.

The High Yield Fund may invest up to 40% of its assets in securities of foreign issuers.

Although the High Yield Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the High Yield Fund may be significant.

In response to unfavorable market and other conditions, the High Yield Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. This may inhibit the High Yield Fund's ability to achieve its investment objectives.

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Socially Responsible Investing. The High Yield Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see "Social Screening" below.

PRINCIPAL RISKS

The principal risks of investing in the High Yield Fund are described below.

•  High Yield Securities ("Junk Bonds") Risk. Because the High Yield Fund invests in high yield securities (commonly known as "junk bonds"), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the High Yield Fund's ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, the High Yield Fund may lose its entire investment.

•  Interest Rate Risk. As nominal interest rates rise, the value of debt securities held in the High Yield Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•  Credit Risk. With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity's actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be subject to legal limits on a government's power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the High Yield Fund's investments.

•  Management Risk. Investment decisions made by the High Yield Fund's investment adviser may cause the High Yield Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•  Foreign Securities Risk. Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the High Yield Fund's investments to fluctuate

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significantly, rapidly and unpredictably. Foreign securities may be less liquid than domestic securities; consequently, the High Yield Fund may at times be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign securities. In the event of a default in connection with certain debt securities issued by foreign governments, the High Yield Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•  Turnover Risk. A change in the securities held by the High Yield Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the High Yield Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the High Yield Fund's performance.

•  Socially Responsible Investing Risk. The High Yield Fund's social screening policies may inhibit the High Yield Fund's ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the High Yield Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the High Yield Fund may lose money. For a discussion of additional risks applicable to the High Yield Fund, please see the section captioned "Investments and Special Considerations; Risk Factors" in the High Yield Fund's Statement of Additional Information. An investment in the High Yield Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND PERFORMANCE

Calendar Year Total Returns. The bar chart below presents the High Yield Fund's calendar year total returns before taxes.1 The bar chart is intended to provide some indication of the risk of investing in the High Yield Fund by showing changes in the High Yield Fund's performance from year to year. The returns shown include the reinvestment of dividends and distributions, but do not reflect the effect of any applicable redemption fee. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Year-to-date total return through March 31, 2006 was 2.72%.	For the periods shown in the bar chart: Best quarter: 1st quarter 2001, 6.30% Worst quarter: 2nd quarter 2002, -5.39%

1  The returns reflect the reimbursement of certain expenses of the High Yield Fund by the High Yield Fund's investment adviser. If this reimbursement were not reflected, the total return for the periods shown would be lower.

Average Annual Total Returns. The performance table below presents the High Yield Fund's average annual total returns. The performance table is intended to provide some indication of the risks of investment in the High Yield Fund by showing how the High Yield Fund's average annual total returns compare with broad measures of market performance over a one-year, five-year and since inception period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

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	Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	2.32%	6.74%	4.85%
Return After Taxes on Distributions	-0.27%	3.94%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares	1.75%	4.08%	2.35%
Merrill Lynch High Yield Master I Index[2]	2.83%	8.75%	6.52%
Lipper High Current Yield Fund Index[3]	3.00%	6.76%	4.11%

1  The High Yield Fund began operations on October 8, 1999. Index and Lipper returns are from October 8, 1999.

2  The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Unlike the High Yield Fund, the Merrill Lynch High Yield Master I Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

3  The Lipper High Current Yield Fund Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Fund Average. The Lipper High Current Yield Fund Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Fund Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the High Yield Fund, the Lipper High Current Yield Fund Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy, hold and sell shares of the High Yield Fund. The fees and expenses associated with an investment in the High Yield Fund are among several factors that an investor should consider before investing. "Other Expenses" include operating expenses of the High Yield Fund, such as directors' and professional fees, registration fees, expenses relating to the preparation of shareholder reports and transfer agency and custodian fees.

Shareholder Fees[1] (fees paid directly from shareholder investment):
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%
Annual Fund Operating Expenses (expenses that are deducted from High Yield Fund — Individual Investor Class assets):
Management Fee	0.86%
Distribution and/or Service (12b-1) Fees[3]	0.35%
Other Expenses.	1.05%
Total Annual Fund Operating Expenses	2.26%
Less Expense Waiver/Reimbursement[4,5]	(1.27)%
Net Annual Fund Operating Expenses	0.99%

1  Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts are charged an annual custodial fee of $12. In addition, the High Yield Fund charges a fee of $10 for each wire redemption, subject to change without notice.

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2  The redemption fee may apply to shares that are redeemed or exchanged within 45 days of acquisition (including acquisitions through exchanges). Redemption fees are paid to and retained by the High Yield Fund and are not sales charges (loads). See "Shareholder Guide — How to Sell Shares — Redemption Fee" below.

3  Due to the 12b-1 fee imposed on shares of the High Yield Fund, shareholders may, depending on the length of time they hold their shares, pay more than the economic equivalent of the maximum front-end sales load permitted by relevant rules of the National Association of Securities Dealers.

4  The High Yield Fund's investment adviser has contractually agreed to waive the High Yield Fund's management fee to the extent necessary to offset the amount of the management fee payable by the Money Market Fund to the adviser with respect to any assets of the High Yield Fund that are invested in the Money Market Fund. This waiver will remain in effect permanently.

5  The High Yield Fund's investment adviser has contractually agreed to reduce the High Yield Fund's management fee and distribution and/or service (12b-1) fee to 0.50% and 0.25%, respectively, until at least December 31, 2007. In addition, the adviser has contractually agreed to reimburse the High Yield Fund to the extent its "Other Expenses" exceed 0.24% of the average daily net assets of the High Yield Fund attributable to its Individual Investor Class shares. This reimbursement arrangement will remain in effect until at least December 31, 2007.

Example Expenses. The table below is intended to help an investor compare the cost of investing in Individual Investor Class shares of the High Yield Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class shares of the High Yield Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the High Yield Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

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Financial Highlights

The financial highlights table below is intended to help investors understand the High Yield Fund –– Individual Investor Class shares' financial performance for the past 5 years. Certain information reflects financial results for a single High Yield Fund –– Individual Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Individual Investor Class shares of the High Yield Fund (assuming reinvestment of all dividends and distributions). The information provided for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 has been derived from the High Yield Fund's financial statements for such years, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the High Yield Fund's annual report to shareholders. The information provided for the years ended December 31, 2001 and December 31, 2002 has been derived from the High Yield Fund's financial statements for such years, which were audited by the High Yield Fund's previous independent registered public accounting firm, whose report expressed an unqualified opinion for such years. The High Yield Fund's annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

1. Selected data for a share outstanding throughout each period
	Year Ended December 31
	2005	2004	2003	2002	2001
Net asset value (beginning of period)	$8.85	$8.64	$7.89	$8.50	$8.74
Income (loss) from investment operations
Investment income (net)[1]	0.57	0.56	0.54	0.56	0.75
Realized and unrealized gain (loss) on investments (net)	(0.37)	0.27	0.75	(0.61)	(0.24)
Total from investment operations	0.20	0.83	1.29	(0.05)	0.51
Less distributions
Dividends from investment income (net)	0.59	0.60	0.54	0.56	0.75
Distributions from realized gains	0.06	0.02	–	–	–
Tax returns of capital	0.05	–	–	–	–
Total distributions	0.70	0.62	0.54	0.56	0.75
Net asset value (end of period)	$8.35	$8.85	$8.64	$7.89	$8.50
2. Total return[2]	2.32%	10.00%	16.90%	(0.51%)	5.82%
3. Ratios and supplemental data
Net assets (end of period) ('000s)	$56,546	$45,852	$47,857	$31,219	$16,259
Ratio to average net assets:
Net expenses, excluding custody credits	1.51%	1.50%	1.50%	1.48%	1.57%
Net investment income	6.57%	6.46%	6.56%	6.96%	8.42%
Portfolio turnover rate	64.93%	94.84%	130.69%	101.70%	194.33%
Net expenses, including custody credits and expenses assumed by Adviser	1.50%	1.50%	1.50%	1.46%	1.50%
Net expenses, excluding custody credits and expense assumed by Adviser	2.26%	2.13%	2.07%[3]	2.49%[3]	3.46%[3]

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Includes additional expense reimbursement.

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Social Screening

Consistent with their ethical investment criteria, the Balanced Fund, the Growth Fund and the High Yield Fund (collectively, the "Funds") seek investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The ethical investment policy of the Funds is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

If it is determined after the initial purchase by a Fund that a company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund's portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. There can be no assurance that the Funds' investment objectives will be achieved.

Portfolio Holdings

A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds' Statement of Additional Information.

Management, Organization and Capital Structure

INVESTMENT ADVISER

Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801-3853 (the "Adviser"), is the investment adviser for each Fund. The Adviser is responsible for the

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management of each Fund, subject to oversight by each Fund's Board of Directors. The Adviser is a registered investment adviser and has been an investment adviser since 1971.

During the most recently completed fiscal year, each Fund paid advisory fees to the Adviser at the following annual rate (stated as a percentage of the average daily net assets of the Fund):

Fund	Advisory Fees
Balanced Fund	0.50%

Growth Fund	0.82%[1]

High Yield Fund	0.85%[1,2]

1  Reflects a waiver of 0.01% to offset the amount payable by the Money Market Fund to the Adviser with respect to Fund assets that were invested in the Money Market Fund during the period.

2  The Adviser has contractually agreed to reduce the Fund's management fee to 0.50% until at least December 31, 2007.

A discussion regarding the basis for the Boards of Directors' approval of the investment advisory agreement between the Adviser and each Fund is available in the Funds' semiannual report to shareholders for the six-month period ended June 30, 2005.

PORTFOLIO MANAGERS

Mr. Christopher H. Brown is the Portfolio Manager of the Balanced Fund and has served as the Portfolio Manager of the Balanced Fund since 1998. Mr. Brown is a Senior Vice President of H. G. Wellington & Co., Inc. and has been associated with the Adviser and with H.G. Wellington & Co., Inc. since 1998. Mr. Brown is a graduate of the Boston University School of Management with a concentration in Finance.

Mr. Paul I. Gulden, Jr. is the Portfolio Manager of the Growth Fund and has served as the Portfolio Manager of the Growth Fund since 2000. Mr. Gulden is the division head and chief investment officer of H. G. Wellington & Co., Inc., and has been associated with H.G. Wellington & Co., Inc. since 1978. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York University Graduate School of Business. Mr. Gulden is a member of the New York Society of Security Analysts and the International Society of Financial Analysts.

Ms. Diane M. Keefe is a Co-Portfolio Manager of the High Yield Fund and has been responsible for the management of the High Yield Fund since 1999. Ms. Keefe has been associated with the Adviser since 1999. Ms. Keefe received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business. Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research.

Ms. Mary V. Austin is a Co-Portfolio Manager of the High Yield Fund and has served as a Co-Portfolio Manager of the High Yield Fund since December 2005. Ms. Austin has been associated with the Adviser since 1999. Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University. Ms. Austin is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts.

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Messrs. Brown and Gulden are primarily responsible for the day-to-day management of the Balanced Fund and the Growth Fund, respectively. Ms. Keefe and Ms. Austin share joint responsibility for the day-to-day management of the High Yield Fund.

For each Fund, the Statement of Additional Information provides additional information about (i) the portfolio managers' compensation, (ii) other accounts, if any, managed by the portfolio managers and (iii) the portfolio managers' ownership, if any, of shares of the Fund that they manage.

SHAREHOLDER MEETINGS

Each Fund intends to hold an annual meeting of shareholders for the election of directors, the ratification of the selection by the Board of Directors of each Fund of its independent registered public accounting firm and such other matters as may properly come before such meetings. Shareholders of record are notified by mail of the date, time and place of each annual meeting.

How Share Price is Determined

The net asset value per share ("NAV") of each class of a Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to such class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the "Valuation Time") on each day ("Business Day") that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close").

For purposes of calculating NAV, the Funds' investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see "Purchase, Redemption, Exchange and Pricing of Fund Shares" in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds' investments will be valued at fair value as determined in good faith by the Directors or persons acting at their direction. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events that occur after the close of the relevant

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market and before the Valuation Time. The Funds' use of fair value pricing may help deter short-term trading activity as discussed below under "Frequent Purchases and Redemptions of Fund Shares."

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the value of a Fund's shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

HOW TO PURCHASE SHARES

In General.

Shares of the Balanced Fund, the Growth Fund and High Yield Fund — Individual Investor Class are offered for sale on a continuous basis at net asset value. Generally, share purchases are subject to the following minimum investment amounts:

•  The minimum initial investment is $250.00.

•  The minimum subsequent investment is $50.00.

There is, however, no minimum investment amount for SIMPLE and SEP individual retirement accounts (IRAs) or "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended.

Generally, if a purchase order is received in proper form by the applicable Fund's transfer agent by the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, the shares will be purchased at the net asset value determined as of that day; otherwise, the shares will be purchased at the net asset value next determined.

There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day's net asset value). In such cases, it is the financial institution's responsibility to transmit orders so that they will be received by the applicable Fund's transfer agent (or such other entity) on a timely basis.

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The Funds do not process orders on days when the New York Stock Exchange is closed. If your purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's net asset value.)

An investor should invest in the Funds for long-term investment purposes only. The Funds reserve the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, the Funds and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor in order to verify the investor's identity. If an investor refuses to provide such information, the Funds and other financial institutions may be unable to open an account for such investor. Each Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of its shares. Each Fund further reserves the right to close an account (or to take such other steps as such Fund deems reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Stock Certificates. The Funds do not issue stock certificates.

Initial Purchases of Shares

Investing by Mail

To make an initial purchase of shares, complete and sign a new account application (available upon request by writing the applicable Fund at the mailing address below, by calling 800-767-1729 or by visiting the Pax World website at www.paxworld.com) and return it, together with a check made payable to "Pax World Funds",

by regular mail to:	or, by overnight delivery to:

Pax World Funds P.O. Box 9824 Providence, Rhode Island 02940-8024	Pax World Funds c/o PFPC, Inc. 101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

Please note that Pax World cannot accept money orders or third-party, traveler or starter checks.

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Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser's name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Shareholders who wish to register an account in the name of a beneficiary for the purpose of transferring the account upon death may do so, subject to the understanding that the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise, the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. A Transfer on Death Form is available upon request by writing the applicable Fund at the mailing address below, by calling 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder's financial advisor can help the shareholder purchase Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Subsequent Purchases of Shares

Investing by Mail

Shareholders may purchase additional shares of a Fund by sending a check made payable to the order of "Pax World Funds" and referencing the account number and Fund name on the memo line, or in a separate letter of instruction, to one of the addresses listed above under the caption "Initial Purchases of Shares — Investing by Mail." A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Telephone

In order to purchase additional shares of a Fund by telephone, a shareholder must:

•  authorize telephone purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

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Each Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Wire Transfer

In order to purchase additional shares of a Fund by wire transfer, a shareholder must:

•  telephone Pax World toll-free at 800-372-7827 (for individual shareholders) or 800-635-1404 (for broker/dealers) to notify Pax World of the shareholder's intent to purchase shares of a Fund by wire transfer; and then

•  instruct his or her bank to transfer funds by wire to the following account:

Bank Name:	PNC Bank, Philadelphia, PA

ABA Number:	031000053

Account Name:	Pax World Funds

Account No.:	8551007715

Further Credit:	Fund Name (Pax World Balanced Fund, Pax World Growth Fund or Pax World High Yield Fund—Individual Investor Class, as applicable), Shareholder Name and Shareholder Account Number

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

Investing Online

In order to purchase additional shares of a Fund online, a shareholder must:

•  authorize online purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

Each Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

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Automatic Investment Plan. Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Fund shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder's financial advisor can help the shareholder purchase additional Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

HOW TO SELL SHARES

In General

Shareholders may redeem (sell) shares of a Fund as described below for cash at the net asset value per share next determined after the Fund's transfer agent receives a redemption request in proper form. Unless eligible for a waiver, shareholders who redeem Individual Investor Class shares of the High Yield Fund within 45 days of acquisition will be subject to a redemption fee of 2.00% of the net asset value of the shares redeemed. See "Redemption Fee" below. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an "eligible guarantor institution" if the proceeds of the redemption:

•  exceed $50,000;

•  are to be paid to a person other than the record owner;

•  are to be sent (i) to an address other than the address on the transfer agent's records or (ii) within 30 days after the transfer agent has been notified of an address change;

•  are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent's records; or

•  are to be paid to a corporation, partnership or fiduciary.

An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•  Securities Transfer Agents Medallion Program (STAMP);

•  Stock Exchanges Medallion Program (SEMP); and

•  New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a certain dollar amount. The Funds' transfer agent reserves the right to

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request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by a Fund's transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Each Fund charges a fee of $10.00 for each wire redemption.

Shares purchased by check are held in escrow by a Fund's transfer agent until the check has been collected, which may take up to 15 days. Shares purchased by electronic (ACH) transfer are held in escrow by the transfer agent until payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail

A shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Funds' transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent

by regular mail to:	or, by overnight delivery to:

Pax World Funds P.O. Box 9824 Providence, Rhode Island 02940-8024	Pax World Funds c/o PFPC, Inc. 101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

Redeeming by Telephone

A shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000 in the aggregate during any 30-day period. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

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In order to redeem shares by telephone, a shareholder must:

•  authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

Please note that telephone redemptions are not available for certificated shares.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online

A shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares online, a shareholder must:

•  authorize online redemptions on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); then

•  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to redeem shares.

Please note that online redemptions are not available for certificated shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan. A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder's financial advisor can help the shareholder redeem Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These

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fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Involuntary Redemptions. Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which they invest equal to at least the minimum investment necessary to open the account. Each Fund reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. A Fund will give any shareholder subject to involuntary redemption 60 days' prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder's Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder's Fund shares.

Redemption Fee (High Yield Fund — Individual Investor Class Shares Only). Generally, a redemption of Individual Investor Class shares of the High Yield Fund is subject to a redemption fee of 2.00% of the net asset value of the shares redeemed or exchanged if such redemption occurs within 45 days after purchase of such shares. The redemption fee applies to exchanges for shares of other Pax World funds as well to redemptions for cash.

In cases when redeeming shareholders hold shares acquired on different dates, the first-in/first-out method will be used to determine which shares are being redeemed, and therefore whether a redemption fee is payable. Redemption fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the High Yield Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of redemption fees will be successful in this regard. See, for example, "Limitations on the Assessment of Redemption Fees" below. In cases when redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the High Yield Fund, depending upon such financial intermediaries' trade processing procedures and systems.

Limitations on the Assessment of Redemption Fees. The High Yield Fund may not be able to impose and/or collect the redemption fee in certain circumstances. For example, the High Yield Fund will not be able to collect the redemption fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the redemption fee from such shareholders or that have not agreed to provide the information necessary for the High Yield Fund to impose the redemption fee on such shareholders or do not currently have the capability to assess or collect the redemption fee. The High Yield Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of High Yield Fund shares by multiple investors are aggregated for presentation to the High Yield Fund on a net basis, conceal the identity of individual investors from the High Yield Fund. This makes it more difficult to identify short-term transactions in the High Yield Fund,

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and makes assessment of the redemption fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the redemption fee, the High Yield Fund's use of redemption fees may not successfully eliminate excessive short-term trading in shares of the High Yield Fund or fully insulate long-term shareholders from associated costs.

The redemption fee is waived for Individual Investor Class shares of the High Yield Fund that are (i) acquired through the reinvestment of dividends or distributions, (ii) transferred from one account in the High Yield Fund to another account in the High Yield Fund, (iii) converted from Individual Investor Class shares of the High Yield Fund to Institutional Class shares of the High Yield Fund (offered in a separate prospectus), or vice versa, (iv) redeemed due to a shareholder's death, in compliance with a court order, to cover certain shareholder fees (e.g., overnight delivery fees, returned check fees, etc.), (v) acquired pursuant to the Pax World Voluntary Withdrawal Plan (described above under the caption "Voluntary Withdrawal Plan") or (vi) otherwise as the Adviser or the High Yield Fund may determine in its sole discretion.

The High Yield Fund may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days' notice of any material changes to the redemption fee, unless otherwise permitted by law.

A shareholder must notify the transfer agent if he or she is entitled to the redemption fee waiver at the time he or she provides a redemption request.

HOW TO EXCHANGE SHARES

In General

A shareholder may exchange shares of any class of any Fund for shares of any class of any other Pax World fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. Unless eligible for a waiver, shareholders who exchange shares of the High Yield Fund within 45 days of their acquisition will be subject to a redemption fee of 2.00% of the net asset value of the shares redeemed. See "Redemption Fee" above. In addition, an exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Pax World fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, minus any applicable redemption fee, next determined after the transfer agent receives the exchange request in proper form.

Each Fund reserves the right to suspend exchange privileges on any account if the Adviser determines that the account's exchange activity is likely to adversely affect its ability to manage the Fund. See the section below captioned "Frequent Purchases and Redemptions of Fund Shares."

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Exchanging by Mail

Shareholders may exchange shares of a Fund by mailing an exchange request

by regular mail to:	or, by overnight delivery to:

Pax World Funds P.O. Box 9824 Providence, Rhode Island 02940-8024	Pax World Funds c/o PFPC, Inc. 101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

If some or all of the shares to be exchanged are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the exchange request will be processed.

Exchanging by Telephone

In order to exchange shares by telephone, shareholder must:

•  authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

Please note that telephone exchanges are not available for certificated shares.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Exchanging Online

In order to exchange shares online, a shareholder must:

•  authorize online exchanges on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to exchange shares.

Please note that online exchanges are not available for certificated shares.

A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

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Financial Advisors. A shareholder's financial advisor can help the shareholder exchange Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds generally encourage shareholders to invest in the Funds as part of a long-term investment strategy. The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and to otherwise adversely affect the Funds. This type of excessive short-term trading activity is referred to herein as "frequent purchases and redemptions." The Funds are not intended as vehicles for frequent purchases and redemptions. Accordingly, each Fund's Board of Directors has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative affects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require a Fund to:

•  in the case of the High Yield Fund, impose a redemption fee on most shares redeemed or exchanged within 45 days after purchase;*

•  actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•  use fair value pricing when current market prices are not readily available.

*  As discussed above under "Redemption Fee — Limitations on the Assessment of Redemption Fees", the redemption fee is waived for Individual Investor Class shares of the High Yield Fund that are (i) acquired through the reinvestment of dividends or distributions, (ii) transferred from one account in the High Yield Fund to another account in the High Yield Fund, (iii) converted from Individual Investor Class shares of the High Yield Fund to Institutional Class shares of the High Yield Fund, or vice versa, (iv) redeemed due to a shareholder's death, in compliance with a court order, to cover certain shareholder fees (e.g., overnight delivery fees, returned check fees, etc.), (v) acquired pursuant to the Pax World Voluntary Withdrawal Plan (described above under the caption "Voluntary Withdrawal Plan") or (vi) otherwise as the Adviser or the High Yield Fund may determine in its sole discretion.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

Each Fund's Board of Directors reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.

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Taxes; Dividends and Distributions

TAXES

Taxation of the Funds.

Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, the Funds will not be subject to federal income taxes on the net investment income and capital gains, if any, that they distribute to you. To qualify as a regulated investment company, each Fund must meet certain complex tests concerning its investments and distributions. For each year in which a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of such year, if that Fund elects to compute its capital gain net income by reference to its December 31 taxable year-end), plus any retained amount from the prior year, that Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Taxation of Shareholders.

The purchase of shares in a Fund will be the purchase of an asset and your basis for those shares will generally be the cost of such shares, including any fees or expenses. The sale of shares in a Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of one Fund for shares of another regulated investment company (including another Pax World fund, if available), will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized, except that an exchange of shares between classes of a single Pax World fund is generally not a taxable exchange. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities, in which case a sale or exchange of shares may generate ordinary income if such shares were not designated as held for investment) generally will be treated as long-term capital gain or loss if the shares have been held more than twelve (12) months and as short-term capital gain or loss if the shares have been held for twelve (12) months or less. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received (or deemed received) with respect to those shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of

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investments that a Fund owned for more than one year and that are properly designated by that Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The High Yield Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Withholding Taxes.

Under United States Treasury Regulations, each Fund is required by federal law to withhold and remit to the United States Treasury a percentage of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or the appropriate IRS Form W-8 in the case of certain foreign shareholders), who have under-reported dividend or interest income, or who fail to make the required certifications to the Funds regarding their status under the federal income tax law. In connection with this withholding requirement, therefore, a shareholder will be asked to certify on the Funds' application that the Social Security or tax identification number provided is correct and that such shareholder is not subject to back-up withholding for previously underreporting to the Internal Revenue Service.

Special Considerations for Non-U.S. Shareholders.

Capital Gain Dividends will not be subject to withholding. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that in general would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. The Funds have not determined whether they will make such designations.

Recent legislation modifies the tax treatment of distributions from the Funds that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Internal Revenue Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as real estate investment trusts ("REITs"). In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

* * * * *

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The tax information provided in this prospectus is general information and may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive affect). Shareholders are urged to consult their own tax adviser regarding their particular tax situation (under federal, state, local, and foreign tax laws).

More information about taxes is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Balanced Fund and the Growth Fund each expect to pay dividends on net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. "Dividends" represent interest and dividends earned from securities held by a Fund, net of expenses incurred by the Fund. "Capital gains" represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•  Reinvest all distributions in additional shares of the Fund. This will be done unless the shareholder elects another option.

•  Reinvest all distributions in shares of another Fund at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•  Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the Fund or another Fund at net asset value.

•  Reinvest dividends in additional shares of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•  Receive all distributions in cash by one of the following methods:

o  Send the check to the shareholder's address of record.

o  Send the check to a third party address.

o  Transfer the money to the shareholder's bank via electronic (ACH) transfer.

Shareholders should elect an option by sending written instructions to the transfer agent

by regular mail to:	or by overnight delivery to:

Pax World Funds P.O. Box 9824 Providence, Rhode Island 02940-8024	Pax World Funds c/o PFPC, Inc. 101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

If a shareholder elects to have distributions reinvested in shares of a Fund, a confirmation of any reinvestment will be sent to the shareholder by the transfer agent at such shareholder's address of record.

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Important Note Regarding "Lost Shareholders"

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder's address of record, the Fund's transfer agent will hold the returned checks for such shareholder's benefit in a non-interest bearing account.

Distribution Arrangements

RULE 12b-1 PLANS

Each Fund has adopted a plan (each, the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its shares and for personal services rendered to Fund shareholders in connection with the maintenance of shareholder accounts. For the Balanced Fund, the annual fees may equal up to 0.25% of average daily net assets of the Balanced Fund. For the High Yield and Growth Funds, the annual fees may equal up to 0.35% of average daily net assets of each Fund. However, the Adviser has contractually agreed to reduce the Rule 12b-1 fee for each of Growth Fund and High Yield Fund to 0.25% until at least December 31, 2007.

Because distribution and service fees are paid out of the Funds' assets on an on-going basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges (loads).

PAYMENTS FOR SUB TRANSFER AGENCY SERVICES

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Funds may pay an annual fee at a rate of up to 0.15% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Adviser, H.G. Wellington & Co., Inc. and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. The Adviser and

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H.G. Wellington do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries may receive various forms of compensation from the Funds as well as from the Adviser and/or H.G. Wellington & Co., Inc. (for purposes of this section only, the Adviser and H.G. Wellington & Co., Inc. are referred to as the "Distributor") in connection with the sale of shares of a Fund to a shareholder or a shareholder remaining an investor in a Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets.

These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or to cooperate with the Distributor's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Funds and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and the Adviser do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

The Distributor compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing support provided by the financial intermediary. The Distributor generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, 0.10% of the total Fund assets attributable to that financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by the Distributor from time to time.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the National Association of Securities Dealers. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's policies and applicable law. These payments may vary depending upon the nature of the event.

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Shareholder Services

ONLINE ACCOUNT ACCESS

For convenience, Pax World offers online account access. Using a Login ID and personal identification number (PIN), shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World funds. To obtain additional information about investing online, visit www.paxworld.com or call Pax World toll-free at 800-372-7827.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits the Funds to deliver one copy of the Funds' prospectus and each annual and semiannual report to any household at which two or more shareholders reside, if such shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the Funds' expenses. Shareholders who are receiving only one prospectus or shareholder report between them, who prefer to receive separate copies and who hold their shares directly with the Fund should request a separate copy by writing to Pax World at 222 State Street, Portsmouth, New Hampshire 03801-3853, by telephoning Pax World toll-free at 800-767-1729 or by visiting Pax World's website at www.paxworld.com. Alternatively, if shares are held through a financial institution, please contact it directly. Shareholders who share an address with another shareholder of the same Fund and who wish to have only one prospectus or annual or semiannual report delivered to such household in the future should so request by writing to, telephoning or visiting the address, toll-free telephone number or website above.

Shareholders also may elect to have annual and semiannual reports delivered by email by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

For Balanced Fund Shareholders Only:
Voluntary Income Contribution to Pax World Service

In order to complement the Balanced Fund's policy of investing in securities of companies whose businesses are essentially of a non-military nature, the Balanced Fund's

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founders organized the Pax World Foundation in 1970. In 1992, the Pax World Foundation changed its name to Pax World Service.

In January 1998, Pax World Service became formally affiliated with Mercy Corps, based in Portland, Oregon. The resulting agency represents more than 40 combined years of experience and has provided services or supported projects in approximately 60 countries around the world. Mercy Corps/Pax World Service conducts emergency humanitarian relief, provides assistance with sustainable development projects, operates a micro-enterprise program, seeks to bolster the development of civil society and provides opportunities for shareholders and other interested parties to gain first-hand experience with and exposure to areas of need and/or conflict. Pax World Service seeks to provide investors with an opportunity to amplify the social benefits of their socially responsible investment in the Balanced Fund by initiating and supporting projects that encourage international understanding, reconciliation and sustainable economic development on behalf of world peace and the world's poor.

Shareholders of the Balanced Fund may, at their election, designate a voluntary contribution to Pax World Service of a percentage of such shareholder's Balanced Fund distributions (including both income and capital gains). The Balanced Fund will automatically calculate the dollar amount represented by such percentage and will forward such amount to Pax World Service on the shareholder's behalf. Contributions to Pax World Service are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by Pax World Service directly or indirectly to the officers and directors of any Fund. In addition, the Board of Directors has been advised by the Adviser that no compensation will be paid by Pax World Service directly or indirectly to the directors of Mercy Corps or Pax World Service, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by Pax World Service. Balanced Fund shareholders who contribute to Pax World Service will receive an annual report of its activities, which includes Pax Facts, the Pax World Service newsletter, and a financial statement.

To register as a Pax World Service designator, shareholders should check the appropriate box on their account applications and Pax World will send the registration form. Additional information may be obtained by writing to Pax World Service at 3015 SW 1st Avenue, Portland, Oregon 97201, by telephoning Pax World Service at 503-796-6800 ext. 352 or toll-free at 800-292-3355 ext. 352 or Pax World Funds toll-free at 800-767-1729, or by visiting the Pax World Service website at www.paxworld.org.

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ETHICAL INVESTING

FOR MORE INFORMATION

Shareholder Reports

The Funds’ annual and semiannual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report to shareholders discusses market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

A statement of additional information dated April 30, 2006 has been filed with the Securities and Exchange Commission. The statement of additional information, as supplemented from time to time, includes additional information about the Funds and is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus.

Obtaining Fund Documents & Additional Information About the Funds

The statement of additional information and the Funds’ annual and semiannual reports are available, without charge, upon request by telephoning or emailing Pax World, or by visiting Pax World’s website.

PAX World

222 State Street

Portsmouth, NH 03801

 800.767.1729

web www.paxworld.com

email info@paxworld.com

Shareholder Inquiries

Shareholders may direct inquiries concerning the Funds in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, in writing by overnight delivery to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427(telephone: 800-372-7827), or by telephone (toll-free) to 800-372-7827 (or from outside the United States (collect) to 610-382-7849).

Securities and Exchange Commission

Information about the Funds (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202.551.8090.  The Funds’ shareholder reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

General Fund Information:

 800.767.1729

Shareholder Account Information:

 800.372.7827

Broker Services:

 800.635.1404

Account Inquiries:

PAX World

P.O. Box 9824

Providence, RI 02940-8024

Investment Adviser:

Pax World Management Corp.

222 State Street

Portsmouth, NH 03801-3853

Transfer & Dividend Disbursing Agent:

PFPC Inc.

P.O. Box 9824

Providence, RI 02940-8024

Custodian:

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Investment Company Act File Numbers:

Pax World Balanced Fund, Inc.	811-02064
Pax World Growth Fund, Inc.	811-08097
Pax World High Yield Fund, Inc.	811-09419

printed in USA on recycled paper

Prospectus

Pax World High Yield Fund

INSTITUTIONAL CLASS

30 APRIL 2006

The prospectus explains what you should know about the fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Pax World High Yield Fund (the "Fund")
Institutional Class

Risk/Return Summary: Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income. As a secondary investment objective and to the extent consistent with its primary investment objective, the Fund seeks capital appreciation. The investment objectives of the High Yield Fund are fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, similarly rated by another major rating service, or unrated and determined by the Fund's investment adviser to be of comparable quality. These fixed income securities are commonly referred to as "junk bonds." The Fund's investment adviser anticipates that the dollar-weighted average maturity of the fixed income securities in its investment portfolio will be 10 years or less.

In determining which securities to buy and to sell for the Fund, the investment adviser considers, among other things, the financial history and condition of the issuer, its earnings trends, analysts' recommendations and the issuer's prospects and management team. The investment adviser generally employs fundamental analysis in making these determinations. Fundamental analysis involves the review of financial statements and other data to attempt to predict whether the price of an issuer's security is undervalued or overvalued.

The High Yield Fund may invest up to 40% of its assets in securities of foreign issuers.

Although the Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Fund may be significant.

In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. This may inhibit the Fund's ability to achieve its investment objectives.

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Socially Responsible Investing. The Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see "Social Screening" below.

PRINCIPAL RISKS

The principal risks of investing in the Fund are described below.

•  High Yield Securities ("Junk Bonds") Risk. Because the Fund invests in high yield securities (commonly known as "junk bonds"), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the Fund's ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•  Interest Rate Risk. As nominal interest rates rise, the value of debt securities held in the Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•  Credit Risk. With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity's actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be subject to legal limits on a government's power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Management Risk. Investment decisions made by the Fund's investment adviser may cause the Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•  Foreign Securities Risk. Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate

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significantly, rapidly and unpredictably. Foreign securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•  Turnover Risk. A change in the securities held by the Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

•  Socially Responsible Investing Risk. The Fund's social screening policies may inhibit the Fund's ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the Fund may lose money. For a discussion of additional risks applicable to the Fund, please see the section captioned "Investments and Special Considerations; Risk Factors" in the Fund's Statement of Additional Information. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND PERFORMANCE

Calendar Year Total Returns. The bar chart below presents the Fund's calendar year total return before taxes.1 The bar chart is intended to provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year. The return shown includes the reinvestment of dividends and distributions, but does not reflect the effect of any applicable redemption fee. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Year-to-date total return through March 31, 2006 was 2.81%.	For the period shown in the bar chart: Best quarter: 3rd quarter 2005, 2.06% Worst quarter: 1st quarter 2005, -0.40%

1  The returns reflect the reimbursement of certain expenses of the Fund by the Fund's investment adviser. If this reimbursement were not reflected, the total return for the periods shown would be lower.

Average Annual Total Returns. The performance table below presents the Fund's average annual total returns. The performance table is intended to provide some indication of the risks of investment in the Fund by showing how the Fund's average annual total returns compare with broad measures of market performance over a one-year and since inception period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

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	Periods Ended December 31, 2005
	1 Year	Since Inception[1]
Return Before Taxes	2.68%	7.79%
Return After Taxes on Distributions	-0.03%	4.96%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	5.10%
Merrill Lynch High Yield Master I Index[2]	2.83%	8.64%
Lipper High Current Yield Fund Index[3]	3.00%	8.50%

1  The Fund's Institutional Class shares began operations on June 1, 2004. Index and Lipper returns are from June 1, 2004.

2  The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Unlike the Fund, the Merrill Lynch High Yield Master I Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

3  The Lipper High Current Yield Fund Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Fund Average. The Lipper High Current Yield Fund Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Fund Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Fund, the Lipper High Current Yield Fund Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy, hold and sell shares of the Fund. The fees and expenses associated with an investment in the Fund are among several factors that an investor should consider before investing. "Other Expenses" include operating expenses of the Fund, such as directors' and professional fees, registration fees, expenses relating to the preparation of shareholder reports and transfer agency and custodian fees.

Shareholder Fees[1] (fees paid directly from shareholder investment):
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Institutional Class assets):
Management Fee	0.86%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.05%
Total Annual Fund Operating Expenses	1.91%
Less Expense Waiver/Reimbursement[3,4]	(1.17)%
Net Annual Fund Operating Expenses	0.74%

1  Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts are charged an annual custodial fee of $12. In addition, the High Yield Fund charges a fee of $10 for each wire redemption, subject to change without notice.

2  The redemption fee may apply to shares that are redeemed or exchanged within 45 days of acquisition (including acquisitions through exchanges). Redemption fees are paid to and retained by the Fund and are not sales charges (loads). See "Shareholder Guide – How to Sell Shares – Redemption Fee" below.

PAXWORLD High Yield Fund

8

3  The Fund's investment adviser has contractually agreed to waive the Fund's management fee to the extent necessary to offset the amount of the management fee payable by the Pax World Money Market Fund, Inc. (the "Money Market Fund") to the adviser with respect to any assets of the Fund that are invested in the Money Market Fund. This waiver will remain in effect permanently.

4  The Fund's investment adviser has contractually agreed to reduce the Fund's management fee to 0.50% until at least December 31, 2007. In addition, the adviser has contractually agreed to reimburse the Fund to the extent its "Other Expenses" exceed 0.24% of the average daily net assets of the Fund attributable to its Institutional Class shares. This reimbursement arrangement will remain in effect until at least December 31, 2007.

Example Expenses. The table below is intended to help an investor compare the cost of investing in Institutional Class shares of the Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

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Financial Highlights

The financial highlights table below is intended to help investors understand the Fund's Institutional Class shares' financial performance since their inception. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). The information provided has been derived from the Fund's financial statements for such periods, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Fund's annual report to shareholders. The Fund's annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

1. Selected data for a share outstanding throughout each period
	Year Ended December 31, 2005	Period Ended December 31, 2004[1]
Net asset value (beginning of period)	$8.85	$8.44
Income (loss) from investment operations
Investment income (net)[2]	0.59	0.34
Realized and unrealized gain (loss) on investments, (net)	(0.36)	0.46
Total from investment operations	0.23	0.80
Less Distributions
Dividends from investment income, net	0.62	0.37
Distributions from realized gains	0.06	0.02
Tax return of capital	0.05	–
Total distributions	0.73	0.39
Net asset value (end of period)	$8.35	$8.85
2. Total return[3]	2.68%	9.65%[4]
3. Ratios and supplemental data
Net assets (end of period) ('000s)	$10,073	$6,487
Ratio to average net assets:
Net expenses (excluding custody credits)	1.16%	1.15%[5]
Net investment income	6.94%	6.85%[5]
Portfolio turnover rate	64.93%	94.84%
Net expenses, including custody credits and expenses assumed by Adviser	1.15%	1.15%[5]
Net expenses, excluding custody credits and expenses assumed by Adviser	1.91%	1.93%[5]

1  Commencement of operations was June 1, 2004.

2  Based on average shares outstanding during the period.

3  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

4  Not Annualized.

5  Annualized.

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Social Screening

Consistent with its ethical investment criteria, the Fund seeks investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The ethical investment policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Fund.

If it is determined after the initial purchase by the Fund that a company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund's portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. There can be no assurance that the Fund's investment objectives will be achieved.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.

Management, Organization and Capital Structure

INVESTMENT ADVISER

Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801-3853 (the "Adviser"), is the Fund's investment adviser. The Adviser is responsible for the

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management of the Fund, subject to oversight by the Fund's Board of Directors. The Adviser is a registered investment adviser and has been an investment adviser since 1971.

During the most recently completed fiscal year, the Fund paid advisory fees to the Adviser at the annual rate of 0.85% of average daily net assets. This amount reflects a waiver of 0.01% to offset the amount payable by the Money Market Fund to the Adviser with respect to the Fund assets that were invested in the Money Market Fund during the period. The Adviser has contractually agreed to reduce the Fund's management fee to 0.50% until at least December 31, 2007.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement between the Adviser and the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30, 2005.

PORTFOLIO MANAGERS

Ms. Diane M. Keefe is a Co-Portfolio Manager of the Fund and has been responsible for the management of the Fund since 1999. Ms. Keefe has been associated with the Adviser since 1999. Ms. Keefe received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business. Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research.

Ms. Mary V. Austin is a Co-Portfolio Manager of the Fund and has been a Co-Portfolio Manager of the Fund since December 2005. Ms. Austin has been associated with the Adviser since 1999. Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University. Ms. Austin is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts.

Ms. Keefe and Ms. Austin share joint responsibility for the day-to-day management of the Fund.

The Statement of Additional Information provides additional information about (i) the portfolio managers' compensation, (ii) other accounts, if any, managed by the portfolio managers and (iii) the portfolio managers' ownership, if any, of shares of the Fund.

SHAREHOLDER MEETINGS

The Fund intends to hold an annual meeting of shareholders for the election of directors, the ratification of the selection by the Board of Directors of the Fund's independent registered public accounting firm and such other matters as may properly come before such meetings. Shareholders of record are notified by mail of the date, time and place of each annual meeting.

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How Share Price is Determined

The net asset value per share ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to such class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the "Valuation Time") on each day ("Business Day") that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close").

For purposes of calculating NAV, the Fund's investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see "Purchase, Redemption, Exchange and Pricing of Fund Shares" in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund's investments will be valued at fair value as determined in good faith by the Directors or persons acting at their direction. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events that occur after the close of the relevant market and before the Valuation Time. The Fund's use of fair value pricing may help deter short-term trading activity as discussed below under "Frequent Purchases and Redemptions of Fund Shares."

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the value of the Fund's shares may change on days when an investor is not able to purchase, redeem or exchange shares.

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Shareholder Guide

HOW TO PURCHASE SHARES

In General

Shares of the Fund are offered for sale on a continuous basis at net asset value. Generally, share purchases are subject to the following minimum investment amounts:

•  The minimum initial investment is $250,000.00.

•  The minimum subsequent investment is $1,000.00.

There is, however, no minimum investment amount for SIMPLE and SEP individual retirement accounts (IRAs) or "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended.

Generally, if a purchase order is received in proper form by the Fund's transfer agent by the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, the shares will be purchased at the net asset value determined as of that day; otherwise, the shares will be purchased at the net asset value next determined.

There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day's net asset value). In such cases, it is the financial institution's responsibility to transmit orders so that they will be received by the transfer agent (or such other entity) on a timely basis.

The Fund does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's net asset value.)

An investor should invest in the Fund for long-term investment purposes only. The Fund reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, the Fund and the Adviser each reserves the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor in order to verify the investor's identity. If an investor refuses to provide such information, the Fund and other financial institutions may be unable to open an account for such investor. The Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of its shares. The Fund further reserves the right to close an account (or to take such other steps as the Fund deems reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

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Stock Certificates. The Fund does not issue stock certificates.

Initial Purchases of Shares

Investing by Mail

To make an initial purchase of shares, complete and sign a new account application (available upon request by writing the Fund at the mailing address below, by calling 800-767-1729 or by visiting the Pax World website at www.paxworld.com) and return it, together with a check made payable to "Pax World Funds",

by regular mail to:	or, by overnight delivery to:
Pax World Funds	Pax World Funds

P.O. Box 9824	c/o PFPC, Inc.

Providence, Rhode Island 02940-8024	101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827

Please note that Pax World cannot accept money orders or third-party, traveler or starter checks.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser's name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Shareholders who wish to register an account in the name of a beneficiary for the purpose of transferring the account upon death may do so, subject to the understanding that the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise, the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. A Transfer on Death Form is available upon request by writing the Fund at the mailing address below, by calling 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder's financial advisor can help the shareholder purchase additional Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Subsequent Purchases of Shares

Investing by Mail

Shareholders may purchase additional shares of the Fund by sending a check made payable to the order of "Pax World Funds" and referencing the account number and Fund name on the memo line, or in a separate letter of instruction, to one of the addresses listed above under the caption "Initial Purchases of Shares — Investing by

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Mail." A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Telephone

In order to purchase additional shares of the Fund by telephone, a shareholder must:

•  authorize telephone purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Wire Transfer

In order to purchase additional shares of the Fund by wire transfer, a shareholder must:

•  telephone Pax World toll-free at 800-372-7827 (for individual shareholders) or 800-635-1404 (for broker/dealers) to notify Pax World of the shareholder's intent to purchase shares of the Fund by wire transfer; and then

•  instruct his or her bank to transfer funds by wire to the following account:

Bank Name:	PNC Bank, Philadelphia, PA

ABA Number:	031000053

Account Name:	Pax World Funds

Account No.:	8551007715

Further Credit:	Pax World High Yield Fund – Institutional Class, Shareholder Name and Shareholder Account Number

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

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Investing Online

In order to purchase additional shares of the Fund online, a shareholder must:

•  authorize online purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Automatic Investment Plan. Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Fund shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder's financial advisor can help the shareholder purchase additional Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

HOW TO SELL SHARES

In General

Shareholders may redeem (sell) shares of the Fund as described below for cash at the net asset value per share next determined after the Fund's transfer agent receives a redemption request in proper form. Unless eligible for a waiver, shareholders who redeem shares of the Fund within 45 days of acquisition will be subject to a redemption fee of 2.00% of the net asset value of the shares redeemed. See "Redemption Fee" below. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are

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certificated) must be guaranteed by an "eligible guarantor institution" if the proceeds of the redemption:

•  exceed $50,000;

•  are to be paid to a person other than the record owner;

•  are to be sent (i) to an address other than the address on the transfer agent's records or (ii) within 30 days after the transfer agent has been notified of an address change;

•  are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent's records; or

•  are to be paid to a corporation, partnership or fiduciary.

An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•  Securities Transfer Agents Medallion Program (STAMP);

•  Stock Exchanges Medallion Program (SEMP); and

•  New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a certain dollar amount. The Fund's transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Fund's transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended more than seven days when trading on the New York Stock Exchange is restricted, or during an emergency that makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the Securities and Exchange Commission, for the protection of investors. The Fund charges a fee of $10.00 for each wire redemption.

Shares purchased by check are held in escrow by the Fund's transfer agent until the check has been collected, which may take up to 15 days. Shares purchased by electronic (ACH) transfer are held in escrow by the transfer agent until payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail

A shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Fund's transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent

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before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent

by regular mail to:	or, by overnight delivery to:
Pax World Funds	Pax World Funds

P.O. Box 9824	c/o PFPC, Inc.

Providence, Rhode Island 02940-8024	101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827

Redeeming by Telephone

A shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000 in the aggregate during any 30-day period. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares by telephone, a shareholder must:

•  authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

Please note that telephone redemptions are not available for certificated shares.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online

A shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

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In order to redeem shares online, a shareholder must:

•  authorize online redemptions on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to redeem shares.

Please note that online redemptions are not available for certificated shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan. A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder's financial advisor can help the shareholder redeem Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Involuntary Redemptions. Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in the Fund equal to at least the minimum investment necessary to open the account. The Fund reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Fund will give any shareholder subject to involuntary redemption 60 days' prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder's Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder's Fund shares.

Redemption Fee. Generally, a redemption of Institutional Class shares of the Fund is subject to a redemption fee of 2.00% of the net asset value of the shares redeemed or exchanged if such redemption occurs within 45 days after purchase of such shares. The redemption fee applies to exchanges for shares of other Pax World funds as well to redemptions for cash.

In cases when redeeming shareholders hold shares acquired on different dates, the first-in/first-out method will be used to determine which shares are being redeemed, and therefore whether a redemption fee is payable. Redemption fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby

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insulating longer-term shareholders from such costs. There is no assurance that the use of redemption fees will be successful in this regard. See, for example, "Limitations on the Assessment of Redemption Fees" below. In cases when redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the Fund, depending upon such financial intermediaries' trade processing procedures and systems.

Limitations on the Assessment of Redemption Fees. The Fund may not be able to impose and/or collect the redemption fee in certain circumstances. For example, the Fund will not be able to collect the redemption fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the redemption fee from such shareholders or that have not agreed to provide the information necessary for the Fund to impose the redemption fee on such shareholders or do not currently have the capability to assess or collect the redemption fee. The Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Fund, and makes assessment of the redemption fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the redemption fee, the Fund's use of redemption fees may not successfully eliminate excessive short-term trading in shares of the Fund or fully insulate long-term shareholders from associated costs.

The redemption fee is waived for shares that are (i) acquired through the reinvestment of dividends or distributions, (ii) transferred from one account in the Fund to another account in the Fund, (iii) converted from Institutional Class shares of the Fund to Individual Investor Class shares of the Fund (offered in a separate prospectus), or vice versa, (iv) redeemed due to a shareholder's death, in compliance with a court order, to cover certain shareholder fees (e.g., overnight delivery fees, returned check fees, etc.), (v) acquired pursuant to the Pax World Voluntary Withdrawal Plan (described above under the caption "Voluntary Withdrawal Plan") or (vi) otherwise as the Adviser or the Fund may determine in its sole discretion.

The Fund may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days' notice of any material changes to the redemption fee, unless otherwise permitted by law.

A shareholder must notify the transfer agent if he or she is entitled to the redemption fee waiver at the time he or she provides a redemption request.

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HOW TO EXCHANGE SHARES

In General

A shareholder may exchange shares of any class of the Fund for shares of any class of any other Pax World fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. Unless eligible for a waiver, shareholders who exchange shares of the Fund within 45 days of their acquisition will be subject to a redemption fee of 2.00% of the net asset value of the shares redeemed. See "Redemption Fee" above. In addition, an exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Pax World fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, minus any applicable redemption fee, next determined after the transfer agent receives the exchange request in proper form.

The Fund reserves the right to suspend exchange privileges on any account if the Adviser determines that the account's exchange activity is likely to adversely affect its ability to manage the Fund. See the section below captioned "Frequent Purchases and Redemptions of Fund Shares."

Exchanging by Mail

Shareholders may exchange shares of the Fund by mailing an exchange request

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds

P.O. Box 9824	c/o PFPC, Inc.

Providence, Rhode Island 02940-8024	101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827

If some or all of the shares to be exchanged are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the exchange request will be processed.

Exchanging by Telephone

In order to exchange shares by telephone, shareholder must:

•  authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

Please note that telephone exchanges are not available for certificated shares.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

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Exchanging Online

In order to exchange shares online, a shareholder must:

•  authorize online exchanges on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to exchange shares.

Please note that online exchanges are not available for certificated shares.

A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Financial Advisors. A shareholder's financial advisor can help the shareholder exchange Fund shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and to otherwise adversely affect the Fund. This type of excessive short-term trading activity is referred to herein as "frequent purchases and redemptions." The Fund is not intended as a vehicle for frequent purchases and redemptions. Accordingly, the Fund's Board of Directors has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative affects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Fund to:

•  impose a redemption fee on most shares redeemed or exchanged within 45 days after purchase;*

•  actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•  use fair value pricing when current market prices are not readily available.

*  As discussed above under "Redemption Fee — Limitations on the Assessment of Redemption Fees", the redemption fee is waived for Institutional Class shares of the Fund that are (i) acquired through the reinvestment of dividends or distributions, (ii) transferred from one account in the Fund to another account in the Fund, (iii) converted from Institutional Class shares of the Fund to Individual Investor Class shares of the Fund, or vice versa, (iv) redeemed due to a shareholder's death, in compliance with a court order, to cover certain shareholder fees (e.g., overnight delivery fees, returned check fees, etc.), (v) acquired pursuant to the Pax World Voluntary Withdrawal Plan (described above under the caption "Voluntary Withdrawal Plan") or (vi) otherwise as the Adviser or the Fund may determine in its sole discretion.

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The policies and procedures described above are intended to deter frequent purchases and redemptions in the Fund. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above.

The Fund's Board of Directors reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.

Taxes; Dividends and Distributions

TAXES

Taxation of the Fund

The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, the Fund will not be subject to federal income taxes on the net investment income and capital gains, if any, that they distribute to you. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of such year, if the Fund elects to compute its capital gain net income by reference to its December 31 taxable year-end), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Shareholders

The purchase of shares in the Fund will be the purchase of an asset and your basis for those shares will generally be the cost of such shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of the Fund for shares of another regulated investment company (including another Pax World fund, if available),

PAXWORLD High Yield Fund

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will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized, except that an exchange of shares between classes of a single Pax World fund is generally not a taxable exchange. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities, in which case a sale or exchange of shares may generate ordinary income if such shares were not designated as held for investment) generally will be treated as long-term capital gain or loss if the shares have been held more than twelve (12) months and as short-term capital gain or loss if the shares have been held for twelve (12) months or less. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received (or deemed received) with respect to those shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Withholding Taxes

Under United States Treasury Regulations, the Fund is required by federal law to withhold and remit to the United States Treasury a percentage of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or the appropriate IRS Form W-8 in the case of certain foreign shareholders), who have under-reported dividend or interest income, or who fail to make the required certifications to the Fund regarding their status under the federal income tax law. In connection with this withholding requirement, therefore, a shareholder will be asked to certify on the Fund's application that the Social Security or tax identification number provided is correct and that such shareholder is not subject to back-up withholding for previously underreporting to the Internal Revenue Service.

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Special Considerations for Non-U.S. Shareholders

Capital Gain Dividends will not be subject to withholding. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that in general would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Internal Revenue Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as real estate investment trusts ("REITs"). In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

* * *

The tax information provided in this prospectus is general information and may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive affect). Shareholders are urged to consult their own tax adviser regarding their particular tax situation (under federal, state, local and foreign tax laws).

More information about taxes is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. "Dividends" represent interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund. "Capital gains" represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•  Reinvest all distributions in additional shares of the Fund. This will be done unless the shareholder elects another option.

PAXWORLD High Yield Fund

26

•  Reinvest all distributions in shares of another Pax World fund at net asset value. The shareholder must have an account existing in the Pax World fund selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•  Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the Fund or another Pax World fund at net asset value.

•  Reinvest dividends in additional shares of the Fund or another Pax World fund at net asset value and receive capital gains in cash (see options below).

•  Receive all distributions in cash by one of the following methods:

o  Send the check to the shareholder's address of record.

o Send the check to a third party address.

o Transfer the money to the shareholder's bank via electronic (ACH) transfer.

Shareholders should elect an option by sending written instructions to the transfer agent

by regular mail to:	or by overnight delivery to:

Pax World Funds	Pax World Funds

P.O. Box 9824	c/o PFPC, Inc.

Providence, Rhode Island 02940-8024	101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827

If a shareholder elects to have distributions reinvested in shares of the Fund, a confirmation of any reinvestment will be sent to the shareholder by the transfer agent at such shareholder's address of record.

Important Note Regarding "Lost Shareholders"

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder's address of record, the Fund's transfer agent will hold the returned checks for such shareholder's benefit in a non-interest bearing account.

Shareholder Services

ONLINE ACCOUNT ACCESS

For convenience, Pax World offers online account access. Using a Login ID and personal identification number (PIN), shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World funds. To obtain additional information about investing online, visit www.paxworld.com or call Pax World toll-free at 800-372-7827.

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27

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits the Fund to deliver one copy of the fund's prospectus and each annual and semiannual report to any household at which two or more shareholders reside, if such shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the Fund's expenses. Shareholders who are receiving only one prospectus or shareholder report between them, who prefer to receive separate copies and who hold their shares directly with the Fund should request a separate copy by writing to Pax World at 222 State Street, Portsmouth, New Hampshire 03801-3853, by telephoning Pax World toll-free at 800-767-1729 or by visiting Pax World's website at www.paxworld.com. Alternatively, if shares are held through a financial institution, please contact it directly. Shareholders who share an address with another shareholder of the Fund and who wish to have only one prospectus or annual or semiannual report delivered to such household in the future should so request by writing to, telephoning or visiting the address, toll-free telephone number or website above.

Shareholders also may elect to have annual and semiannual reports delivered by email by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

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FOR MORE INFORMATION

Shareholder Reports

The Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report to shareholders discusses market conditions and investment strategies that significantlyaffected the Fund’s performance during its last fiscal year.

Statement of Additional Information

A statement of additional information dated April 30, 2006 has been filed with the Securities and Exchange Commission. The statement of additional information, as supplemented from time to time, includes additional information about the Fund and is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus.

Obtaining Fund Documents & Additional Information About the Fund

The statement of additional information and the Fund’s annual and semiannual reports are available, without charge, upon request by telephoning or emailing Pax World, or by visiting Pax World’s website.

PAX World

222 State Street

Portsmouth, NH 03801

 800.767.1729

web www.paxworld.com

email info@paxworld.com

Shareholder Inquiries

Shareholders may direct inquiries concerning the Fund in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, in writing by overnight delivery to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427(telephone: 800-372-7827), or by telephone (toll-free) to 800-372-7827 (or from outside the United States (collect) to 610-382-7849).

Securities and Exchange Commission

Information about the Fund (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information onthe operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202.551.8090. The Fund’s shareholder reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

General Fund Information:

 800.767.1729

Shareholder Account Information:

 800.372.7827

Broker Services:

 800.635.1404

Account Inquiries:

PAX World

P.O. Box 9824

Providence, RI 02940-8024

Investment Adviser:

Pax World Management Corp.

222 State Street

Portsmouth, NH 03801-3853

Transfer & Dividend Disbursing Agent:

PFPC Inc.

P.O. Box 9824

Providence, RI 02940-8024

Custodian:

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Investment Company Act File Numbers:

Pax World High Yield Fund, Inc.    811-09419

 printed in USA on recycled paper

PAX WORLD BALANCED FUND, INC.

PAX WORLD GROWTH FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.

Individual Investor Class

Institutional Class

222 State Street, Portsmouth, NH 03801-3853

For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022

Website: www.paxworld.com

STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectuses dated the date hereof, as supplemented from time to time.

A copy of the Funds’ Prospectuses and financial statements contained in the Funds’ annual reports may be obtained, without charge, by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World at 800-767-1729 (toll-free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

i

FUND HISTORIES

Pax World Balanced Fund, Inc. (the “Balanced Fund”), Pax World Growth Fund, Inc. (the “Growth Fund”) and Pax World High Yield Fund, Inc. (the “High Yield Fund”) (each, a “Fund”; collectively, the “Funds”) are socially responsible, open-end, diversified investment management companies that were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively.

INVESTMENT OBJECTIVES AND PHILOSOPHIES

INVESTMENT OBJECTIVES

The investment objective(s) of each Fund is fundamental and may not be changed without shareholder approval.

The Balanced Fund

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, and to the extent consistent with its primary investment objective, the Balanced Fund seeks long-term growth of capital.

The Growth Fund

The Growth Fund’s investment objective is to seek long-term growth of capital.

The High Yield Fund

The High Yield Fund’s primary investment objective is to seek high current income. As a secondary investment objective, and to the extent consistent with its primary investment objective, the High Yield Fund seeks capital appreciation.

INVESTMENT PHILOSOPHY

Consistent with their ethical investment criteria, the Funds seek to invest in companies that produce goods and services that the Fund’s adviser, Pax World Management Corp. (the “Adviser”) believes will improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The ethical investment policy of each Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, the Adviser continuously monitors developments of the companies whose securities are included in the Funds’ portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

If after purchase it is determined that a company’s activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be sold out of the Fund’s portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such disposition, (ii) the tax implications of such disposition, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Directors of the Fund without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Directors but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.”  Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. EachFund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which PWMC has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

Because of the conversion feature, the price of the convertible security normally will fluctuate in some proportion to changes in the price of the underlying asset, and therefore will be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities typically will cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See “—High Yield Securities (“Junk Bonds”).”

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and to convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective(s).

The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT DEFAULT SWAPS

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.”  Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, a Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to their portfolios, for hedging purposes and as part of their overall investment strategy. The Funds also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If PWMC incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes. Each Fund (except the Balanced Fund) may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund that is permitted to so invest will write call options and put options only if they are “covered.”  In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund that is permitted to so invest may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Each Fund may use interest rate, foreign currency or index futures contracts. The Growth Fund and the High Yield Fund also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Growth and High Yield Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Growth and High Yield Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, each Fund that is permitted to so invest will maintain with its futures commission merchant, a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986 also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Balanced Fund) may write (sell) and purchase put and call swaptions.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Each Fund may use swap agreements to add leverage to the portfolio. Each Fund, except with regard to credit default swaps, as described below, may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restriction concerning senior securities and borrowings.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on PWMC’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Fund invests.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES

Subject to any limit set forth under “Investment Restrictions” below, the Funds may invest in foreign securities, including, but not limited to, U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may also invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Each Fund may also invest in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) or Global Depository Receipts (“GDRs”)). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Funds may engage in these transactions for hedging or investment purposes.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock In. When PWMC desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PWMC wants to eliminate substantially all of the risk of owning a particular currency, and/or if PWMC believes that the Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. PWMC might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or (?) debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities. The Funds may continue to hold such securities following a decline in their rating if in the opinion of PWMC it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

The Balanced Fund, the Growth Fund and the High Yield Fund may not invest more than five percent (5%), ten percent (10%) and fifteen percent (15%), respectively, of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Directors. PWMC may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Depending on the circumstances, illiquid securities considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PWMC believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

MONEY MARKET INSTRUMENTS

Each Fund may invest in money market instruments. Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.”  To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of PWMC to forecast interest rates and other economic factors correctly. See “—Mortgage Pass-Through Securities.”  Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “—Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the “GNMA”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PWMC determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in PWMC’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) will be invested in illiquid securities.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). In the case of privately issued mortgage-related securities, each Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “—Stripped Mortgage-Backed Securities.”  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals generally are completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, PWMC also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PWMC to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

OTHER INVESTMENT COMPANIES

Except to the extent otherwise permitted under Securities and Exchange Commission (“SEC”) regulations or exemptive relief or other applicable laws and subject to the limitations described under “Investment Restrictions” below, each Fund may invest up to 10% of the value of its total assets in other investment companies, but no more than 5% of its total assets in any one investment company (investments in other investment companies as part of a merger, consolidation, acquisition or reorganization are excluded for purposes of these limitations). Except as otherwise permitted under SEC regulations or exemptive relief or other applicable laws subject to the limitations described under “Investment Restrictions” below, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company. The Funds may invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies’ management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when PWMC believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PWMC will monitor the creditworthiness of the counter parties.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Trustees.

SHORT SALES

The Growth and High Yield Funds may engage in short sales transactions to the extent consistent with their investment restrictions set forth under “Investment Restrictions” below and the 1940 Act. The Funds may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account, or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund that may sell securities short will be “against the box”, or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation.

SHORT-TERM MUNICIPAL OBLIGATIONS

Each Fund may invest in short-term municipal obligations. These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

 “Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.”  Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on floating rate debt instruments (“floaters”) is a variable rate that is tied to another interest rate, such as a bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WARRANTS TO PURCHASE SECURITIES

Debt securities with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional debt securities at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants generally would expire with no value.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a delayed delivery basis.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

THE BALANCED FUND

The Balanced Fund may not:

1.                                     Purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Balanced Fund in the securities of such issuer exceeds five percent (5%) of the market value of the Balanced Fund’s total assets, or (b) the Balanced Fund owns more than ten percent (10%) of the outstanding voting securities of any one class of securities of such issuer.

2.                                     Purchase the securities of any registered investment company whose objective is to invest in securities primarily designed to support underlying community development activities targeted to serve low- and moderate- income individuals such as affordable housing and education (a “Community Development Issuer”) if, as a result, the Fund would then have more than $500,000 invested in that particular Community Development Issuer or $1,000,000 in the aggregate in all Community Development Issuers held by the Fund.

3.                                     Concentrate more than twenty-five percent (25%) of its investments in one particular industry.

4.                                     Purchase or sell real estate or other interests in real estate that are not readily marketable.

5.                                     Write, purchase or sell put and call options or combinations thereof.

6.                                     Lend money or securities.

7.                                     Purchase securities on margin or sell short or purchase or sell commodities.

8.                                     Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow from banks up to five percent (5%) of its total assets taken at cost.

9.                                     Mortgage or pledge as security for indebtedness any securities owned or held by the Balanced Fund except as stated in item 8, above.

10.                               Participate on a joint and several basis in any trading account in securities.

11.                               Invest in companies for the purpose of exercising control of management.

12.                               Act as an underwriter of securities of other issuers, except that the Balanced Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Balanced Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

13.                               Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

THE GROWTH FUND

The Growth Fund may not:

1.                                     Purchase securities on margin (but the Growth Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Growth Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.                                     Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the Growth Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

3.                                     Issue senior securities, borrow money or pledge its assets, except that the Growth Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Growth Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4.                                     Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the Growth Fund’s total assets, more than five percent (5%) of the Growth Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the Fund’s total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the Growth Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5.                                     Purchase any security if, as a result, the Fund would then have more than five percent (5%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the Growth Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6.                                     Buy or sell real estate or interests in real estate, except that the Growth Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Growth Fund may not purchase interests in real estate limited partnerships that are not readily marketable.

7.                                     Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8.                                     Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the Growth Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Growth Fund might not be free to sell to the public without registration of such securities under the Securities Act.

9.                                     Make investments for the purpose of exercising control of management.

10.                               Invest in interests in oil, gas or other mineral exploration or development programs, except that the Growth Fund may invest in the securities of companies that invest in or sponsor such programs.

11.                               Make loans, except that the Growth Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Growth Fund’s Board of Directors. See “Investments  and Special Considerations; Risk Factors - Repurchase Agreements” above.

12.                               Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

In order to comply with certain “blue sky” restrictions, the Growth Fund will not as a matter of operating policy:

1.                                     Invest in oil, gas and mineral leases.

2.                                     Invest in securities of any issuer if, to the knowledge of the Growth Fund, any Officer or Director of the Growth Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such

Officers and Directors who own more than one-half of one percent (.5%) own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3.                                     Purchase warrants if, as a result, the Growth Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the Growth Fund’s net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

THE HIGH YIELD FUND

The High Yield Fund may not:

1.                                     Purchase securities on margin (but the High Yield Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the High Yield Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.                                     Make short sales of securities or maintain a short position if, when added together, more than twenty five percent (25%) of the value of the High Yield Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

3.                                     Issue senior securities, borrow money or pledge its assets, except that the High Yield Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The High Yield Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the High Yield Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4.                                     Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the High Yield Fund’s total assets, more than five percent 5% of the High Yield Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the High Yield Fund’s total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the High Yield Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5.                                     Purchase any security if, as a result, the High Yield Fund would then have more than fifteen percent (15%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the High Yield Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the High Yield Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6.                                     Buy or sell real estate or interests in real estate, except that the High Yield Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The High Yield Fund may not purchase interests in real estate limited partnerships, which are not readily marketable.

7.                                     Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8.                                     Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the High Yield Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act.

9.                                     Make investments for the purpose of exercising control of management.

10.                               Invest in interests in oil, gas or other mineral exploration or development programs, except that the High Yield Fund may invest in the securities of companies that invest in or sponsor such programs.

11.                               Make loans, except that the High Yield Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the High Yield Fund’s Board of Directors. See “Investments and Special Considerations; Risk Factors - Repurchase Agreements” above.

12.                               Invest more than forty percent (40%) of the value of its assets in securities of foreign issuers.

In order to comply with certain “blue sky” restrictions, the High Yield Fund will not as a matter of operating policy:

1.                                     Invest in oil, gas and mineral leases.

2.                                     Invest in securities of any issuer if, to the knowledge of the High Yield Fund, any Officer or Director of the High Yield Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%), own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3.                                     Purchase warrants if, as a result, the High Yield Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the High Yield Fund’s net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

* * *

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset value will not be considered a violation of such policy.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

As a matter of non-fundamental policy, the Balanced Fund may not invest more than five percent (5%) of its total assets in securities of companies having a record of less than three years continuous operation, except for the Money Market Fund and those surviving a merger or consolidation. In addition and as non-fundamental policy, the Balanced Fund will not issue senior securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards of Directors have adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post the Funds’ portfolio holdings information on the Funds’ website at www.paxworld.com. The website will contain each Fund’s complete schedule of portfolio holdings as of the last day of a calendar quarter end. The Adviser will post this information on the Funds’ website approximately 60 days after a quarter’s end, and such information will remain accessible on the website until the next quarterly schedule of portfolio holdings is filed with the SEC as part of the Fund’s Form N-CSR or Form N-Q, as applicable. For each portfolio security (not including cash positions), the posted information includes: (i) the name of the issuer, (iii) value (in the aggregate) and (iii) percentage of the Fund’s net value represented by the security (collectively, the “Portfolio Information”). In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website. The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Adviser will post this information on the Funds’ website generally 10 days after a month’s end, and such information will remain accessible on the website until the information is filed with the SEC as part of the Fund’s Form N-CSR or Form N-Q, as applicable.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q. The Fund’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on their website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser. In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are suitable investments for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met:  (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
Mobius Invest Manager Database	Rating and Ranking	Quarterly	At least 20 days
Arnerich Massena & Associates	Rating and Ranking	Quarterly	At least 30 days
Merrill Corporation	Printing	Periodically	At least 30 days
Teri Grimwood	Typesetting	Periodically	At least 30 days
Sir Speedy	Printing	Periodically	At least 30 days
RAM Printing	Printing	Periodically	At least 30 days
Recycled Paper	Printing	Periodically	At least 30 days
Computershare	Mail House	Periodically	At least 30 days
Vestek	Data Provider	Daily	None
Alexandra Rizas	Portfolio Management (Separate Accounts)	Periodically	None
Jeffrey Green	Social Screening	Daily	None
Robert Kirsten	Website Services	At least monthly	None
Joseph Bialk	Website Services	At least monthly	None
Matt Brown	Website Services	At least monthly	None

Separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised by the Adviser and some of the separate accounts managed by the Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds. Neither the Funds nor the Adviser and its affiliates may receive any compensation or other consideration for disclosing the Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exemption is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUNDS

The Adviser is responsible for the day-to-day operations of the Funds. The Funds’ Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

OFFICERS/DIRECTORS

The following table reflects the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the directors and/or officers of the Funds. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington & Co., Inc., the Fund’s distributor and a brokerage firm that the Funds may use to execute brokerage transactions (“H.G. Wellington”). The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington. Unless otherwise indicated, the business address of each Interested Director and Officer is 14 Wall Street, New York, New York 10005 and the business address of each Disinterested Director and Officer is 222 State Street, Portsmouth, NH 03801.

Interested Directors and Officers

Name, Address and Age	Position(s) Held With Funds Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Complex Overseen by Director
Thomas W. Grant 14 Wall Street (64)	Vice Chairman of the Board of Directors; Director and President - Balanced Fund (since 1996) Director and President - Growth Fund (since 1997) President - Money Market Fund (since 1998) Director and President - High Yield Fund (since 1999)

Mr. Grant is the Vice Chairman of the Board and President of the Balanced Fund (1996- present); the President of the Growth Fund (1997- present), the High Yield Fund (1999-present), the Money Market Fund (1998-present), the Adviser (1996-present); President and CEO of H.G. Wellington (1991-present). Mr. Grant has been associated with H.G. Wellington since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant is a graduate of the University of North Carolina (BA). Mr. Grant also is a member of the board of directors of the Securities Investor Protection Corporation (2003-present).

			3

Laurence A. Shadek 14 Wall Street (56)	Chairman of the Board of Directors; Director - Balanced Fund (since 1996) Chairman of the Board of Directors; Director - Growth Fund (since 1997) Executive Vice President -	Mr. Shadek is the Chairman of the Board of Directors of the Balanced Fund (1996-present), the Growth Fund (1997- present) and the High Yield Fund (1999-present), an Executive Vice President of the Money Market Fund (1998- present), the Chairman	3

Name, Address and Age	Position(s) Held With Funds Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Complex Overseen by Director
Money Market Fund (since 1998) Chairman of the Board of Directors; Director – High Yield Fund (since 1999)

of the Board of the Adviser (1996-present), and an Executive Vice-President of H.G. Wellington (1986- present). Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 25.73% interest in H.G. Wellington. Mr. Shadek has been associated with H.G. Wellington since March 1986 and was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek’s investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek is a graduate of Franklin & Marshall College (BA) and NYU Stern School of Business (MBA). Mr. Shadek is a member of the Board of Trustees of Franklin & Marshall College.

Michelle Lee Guilmette (32)	Assistant Treasurer (since 1997) and Assistant Secretary (since 1999) - Balanced Fund Assistant Secretary - Growth Fund (since 1999) Assistant Secretary – High Yield Fund (since 2000)

Ms. Guilmette is the Operations Manager- Broker/Dealer Services for the Adviser (2005-present). Previously, she was the Operations Specialist –Broker/Dealer Services (1999-2005), and before that was the Shareholder Services Representative (1992-1999) for the Adviser. Ms. Guilmette also is an Assistant Treasurer of the Balanced Fund (1997- present), and an Assistant Secretary of the Balanced Fund (1999-present), the Growth Fund (1999- present) and the High Yield Fund (2000-present).

N/A

Janet Lawton Spates (36)	Treasurer - Balanced Fund (since 1998) Treasurer - Growth Fund (since 2005) Treasurer – High Yield Fund (since 2005)

Ms. Spates serves as the Chief Financial Officer for the Adviser (1992-present).Ms. Spates also is the Operations Manager and Treasurer of the Adviser (1998 - present). Previously, Ms. Spates was an Assistant

N/A

Name, Address and Age	Position(s) Held With Funds Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Complex Overseen by Director
Treasurer of the Growth Fund (1997-2005) and the High Yield Fund (1999-2005).

Maureen Conley (43)	Secretary – Balanced Fund (since 2005) Secretary – Growth Fund (since 2005) Secretary – High Yield Fund (since 2005)

Ms. Conley is the Vice President of Shareholder Services/ Operations (2005-present) and was Manager of Shareholder Services for the Adviser (2000-2005). Ms. Conley was previously associated with Citizens Advisers in Portsmouth, NH, where she held various positions within the Shareholder Services and Operations departments (1996-2000).

N/A

Joseph Keefe (52)	Senior Vice President – Balanced Fund (since 2005) Senior Vice President – Growth Fund since (2005) Senior Vice President – High Yield Fund (since 2005)

Mr. Keefe is the Chief Executive Officer of the Adviser (since 2005). Previously, Mr. Keefe was President of NewCircle Communications LLC (2000-2005) and Executive Vice President and General Counsel of Citizens Advisers, Inc. (1997-2000). Prior to that, he was in private law practice for 16 years (1981-1997). He is Co-Chair of The Carbon Coalition, a member of the Board of Directors of Americans for Campaign Reform, and a former member of the Board of Directors of the Social Investment Forum (2000-2006).

N/A

John Boese (43)	Chief Compliance Officer – Balanced Fund (since 2006) Chief Compliance Officer – Growth Fund (since 2006) Chief Compliance Officer – High Yield Fund (since 2006)

Mr. Boese is Chief Compliance Officer for the Adviser (since January 2006). Prior to joining the Adviser, Mr. Boese was Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, Massachusetts (2000-2006). Previously, Mr. Boese served in various compliance roles at JP Morgan Investors Services Corp. (1998-2000) and T. Rowe Price Associates (1996-1998), as well as General Counsel of Jersey Environmental Contracting (1990-1996), and an Assistant Prosecutor in Monmouth County, New Jersey (1988-1990).

N/A

Disinterested Directors

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Carl H. Doerge, Jr. (67) (2),(3),(4)	Director - Balanced Fund (since 1998)	Mr. Doerge has been a private investor since 1995. Prior to that, Mr. Doerge was	3

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
	Director - Growth Fund (since 1997) Director - High Yield Fund (since 1999)

Executive Vice President and Managing Director of Smith Barney for approximately twenty-four years. Mr. Doerge is a member of the Board of Trustees, the Deputy Mayor and the Police Commissioner of the Village of Upper Brookville, NY. Mr. Doerge also is a member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.

James M. Large, Jr. (74)(2),,(3),,(4)	Director - Balanced Fund (since 2001) Director - Growth Fund (since 2001) Director - High Yield Fund (since 1999)

Mr. Large served as the Chairman Emeritus of Dime Bancorp, Inc. (1998- 2002) and was the Chairman (1995-1997) and Chief Executive Officer (1995-1996) of Dime Bancorp, Inc. Prior to that, Mr. Large was the Chairman and Chief Executive Officer of Anchor Savings Bank / Anchor Bancorp (1989-1995). Mr. Large is a member of the Board of Directors of the Wildlife Conservation Society and served as its Acting President and Chief Executive Officer (2000-2001). Mr. Large also is a member of the Boards of Directors of the Nature Conservancy of Long Island (where he served as Acting Director in 1998), the Nature Conservancy of New York, North Shore Wildlife Sanctuary, Matinicock Planning Board, Nassau Community College and Long Island Index. Mr. Large also serves on the Investment Advisory Committee of the Episcopal Diocese of Long Island.

			3

Louis F. Laucirica (64) (5),(6),(7)	Director - Balanced Fund (since 2003) Director - Growth Fund (since 2003)	Mr. Laucirica is an Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present). Prior to that,	3

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
	Director - High Yield Fund (since 2003)

Mr. Laucirica was Executive-in-Residence and Executive Director - Professional and International Programs of Pace University, Lubin School (1998-1999), and the President and Chief Executive Officer of Norton Performance Plastics Corporation (1989-1998). Mr. Laucirica had been associated with the Norton company since 1972.

Joy L. Liechty (52) (5), (6)	Director - Balanced Fund (since 1991) Director - Growth Fund (since 1997)	Ms. Liechty is a Field and Sales Advocate and Corporate Conference Planner with the Mennonite Mutual Aid Association, a faith-based socially responsible investing, financial services and insurance institution located in Goshen, Indiana (1989-present). Ms. Liechty has been associated with that organization since 1976, serving as the Manager of Client Services from 1980 to 1989.	2

Sanford C. Sherman (69)	Director - Balanced Fund (since 1992) Director - Growth Fund (since 1999)	Mr. Sherman is a Trustee of the Piscataqua Savings Bank, Portsmouth, NH (1972-present) and the Chairman of the Piscataqua Savings Bank Trust Committee (1999-present). Mr. Sherman also was the Chief Executive Officer until December 31, 2000, and was the President until December 31, 1999, of the Piscataqua Savings Bank, positions he held since April 1981. For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and Treasurer.	2

Nancy S. Taylor (50) (5),(6)	Director - Balanced Fund (since 1997) Director - Growth Fund (since 1997)	Dr. Taylor serves as the Senior Minister of the Old South Church in Boston, MA (2005-present). She previously served as the Minister and President of the Massachusetts Conference of	2

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

the United Church of Christ (2001 - 2005) and before that as Senior Minister of the First Congregational Church in Boise, Idaho (1992-2001). Dr. Taylor is a Trustee of Andover Newton Theological School (2002-present) and a director of Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).

(1)                           Directors of each Fund are elected each year at such Fund’s Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund’s Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

(2),(3),(4)                Designates a member of the Audit Committee of the Balanced, Growth and High Yield Funds, respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee of the Balanced, Growth and High Yield Funds each held a total of 4 meetings during the year 2005.

(5),(6),(7)                Designates a member of the Nominating Committee of the Balanced, Growth and High Yield Funds, respectively. The Nominating Committee has the responsibility of nominating new members of a Fund’s Board of Directors. The Nominating Committee of the Balanced, Growth and High Yield Funds each held a total of 2 meetings during the year 2005.

* * *

Certain directors and officers of the Funds are directors and officers of more than one Fund. None of the officers or directors of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers.

Ownership of Shares in the Pax World Fund Family

The following table shows the amount of equity securities owned by the directors in each Fund and in all investment companies in the Pax World Fund Family overseen by the directors of the Funds as of December 31, 2005:

	Dollar Range of Equity Securities in the Balanced Fund	Dollar Range of Equity Securities in the Growth Fund	Dollar Range of Equity Securities in the High Yield Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Pax World Fund Family
Interested Directors
Mr. Thomas W. Grant	$50,001-$100,000	$10,001-$50,000	None	$50,001-$100,000
Mr. Laurence A. Shadek	$50,001-$100,000	Over $100,000*	Over $100,000	Over $100,000

Disinterested Directors
Mr. Carl H. Doerge, Jr.	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Mr. James M. Large, Jr.	$10,001-$50,000	Over $100,000	$10,001-$50,000	Over $100,000
Mr. Louis F. Laucirica	$0-$10,000	$0-$10,000	$0-$10,000	$10,001-$50,000
Ms. Joy L. Liechty	$10,001-$50,000	$10,001-$50,000	None	$50,001-$100,000
Mr. Sanford C. Sherman	$10,001-$50,000	$10,001-$50,000	None	$50,001-$100,000
Dr. Nancy S. Taylor	$50,001-$100,000	$10,001-$50,000	None	Over $100,000

Compensation of Directors

The Funds pay each of their interested directors an annual retainer of $1,750 and each of their disinterested directors an annual retainer of $3,500 ($7,500 for the Lead Director). In addition, the Balanced Fund currently pays each of its disinterested directors a fee of $2,000, and each of its interested directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their disinterested directors a fee of $1,000, and each of their interested directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, (i) the Balanced Fund pays $2,000 and the Growth and High Yield Funds pay $1,000 to each member of their respective Audit Committees for attendance at each Audit Committee meeting, and (ii) each Fund pays $300 to each member of its respective Nominating Committees for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Boards of Directors of any of the Funds receives compensation from the Funds for services performed as a member of the Boards of Directors of the Funds.

The following table sets forth compensation information relating to directors of the Funds:

	Aggregate Compensation			Aggregate Pension Retirement Benefits Accrued	Estimated	Total Compensation from the Funds and
Name of Person and Position	Balanced Fund	Growth Fund	High Yield Fund	as Part of Fund Expenses	Annual Benefits Upon Retirement	the Pax World Fund Family*
Interested Directors
Mr. Thomas W. Grant	$9,750	$4,150	$4,150	$0	$0	$18,050
Mr. Laurence A. Shadek	$8,750	$3,850	$3,850	$0	$0	$16,450

Disinterested Directors
Mr. Carl H. Doerge, Jr.	$39,500	$21,500	$21,500	$0	$0	$82,500
Mr. James M. Large, Jr.	$37,500	$20,500	$20,500	$0	$0	$78,500
Mr. Louis F. Laucirica	$34,100	$19,100	$19,100	$0	$0	$73,200
Ms. Joy L. Liechty	$34,100	$19,100	Not Applicable	$0	$0	$53,200
Mr. Sanford C. Sherman	$37,500	$20,500	Not Applicable	$0	$0	$58,000
Dr. Nancy S. Taylor	$34,100	$19,100	Not Applicable	$0	$0	$53,200
Ms. Esther J. Walls**	$11,500	$7,500	$7,500	$0	$0	$26,500

*                                         The total compensation paid to such persons by the Funds and the Pax World Fund Family for the fiscal year ended December 31, 2005. The parenthetical number represents the number of investment companies (including the Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

**                                  Ms. Walls retired as a Director of the Funds on October 18, 2005.

PORTFOLIO MANAGERS

Other Accounts Managed

The table below provides certain information, as of December 31, 2005, about the accounts over which each portfolio manager of the Funds has day-to-day responsibility.

	Number of Other Accounts	Total Assets of Other Accounts*
Christopher H. Brown
Other Registered Investment Companies	0	Not Applicable
Other Pooled Investment Vehicles	0	Not Applicable
Other Accounts	35	$16,228,653

Paul I. Gulden, Jr.
Other Registered Investment Companies	0	Not Applicable
Other Pooled Investment Vehicles	0	Not Applicable
Other Accounts	64	$144,390,935

Diane M. Keefe
Other Registered Investment Companies	0	Not Applicable
Other Pooled Investment Vehicles	0	Not Applicable
Other Accounts	1	$192,311

Mary V. Austin
Other Registered Investment Companies	0	Not Applicable
Other Pooled Investment Vehicles	0	Not Applicable
Other Accounts	0	Not Applicable

*                                         None of the accounts managed are subject to performance fees.

Conflicts

In managing other portfolios, the Adviser may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Adviser has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

The Adviser’s investment personnel typically manage multiple accounts. Investment personnel make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g.,  growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, the Adviser has adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no accounts under the Adviser’s management have performance fees, some accounts may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Adviser does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Adviser personnel periodically review the performance of the Adviser’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

The Adviser seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Generally, each portfolio manager’s compensation consists of a base salary and, in some cases, additional incentive or performance-based bonus.  In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s employees. As of December 31, 2005, Mr. Gulden’s total compensation for managing the Growth Fund was limited to base salary.  Ms. Keefe’s total compensation for managing the High Yield Fund was limited to base salary for calendar year 2005.  Mr. Brown’s total compensation for managing the Balanced Fund in calendar year 2005 included base salary plus a sliding-scale performance-based bonus (calculated on a pre-tax basis) for which he became eligible based upon the Fund ranking within its Lipper category as of December 31, 2005.  Mary Austin became co-portfolio manager of the High Yield Fund effective January 1, 2006.  Her total compensation for managing he High Yield Fund includes base salary plus a sliding-scale performance-based bonus (calculated on a pre-tax basis) for which she becomes eligible based upon the High Yield Fund’s ranking within its Lipper category as of December 31, 2006.

Ownership of Securities

As of December 31, 2005, (i) the dollar value of equity securities in the Balanced Fund owned beneficially by Christopher M. Brown was between $100,001 and $500,000, (ii) the dollar value of equity securities in the Growth Fund owned beneficially by Paul I. Gulden, Jr. was between $50,001 and $100,000, (iii) the dollar value of equity securities in the High Yield Fund owned beneficially by Diane M. Keefe was over $1,000,000, and (iv) the dollar value of equity securities in the High Yield Fund owned beneficially by Mary V. Austin was between $10,001 and $50,000.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 19, 2006 and to the knowledge of each of the Funds, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of the Common Stock of such Fund, other than (A)(i) Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, (ii) ING Life Insurance & Annuity Co., 151 Farmington Avenue, Hartford, CT 06156, and (iii) National Financial Services Corp. FBO Exclusive Benefit of Customers, One World Financial Center, 200 Liberty Street, New York, NY 10281, each of which owned beneficially and/or of record more than 5% of the outstanding shares of Common Stock of the Balanced Fund; (B) (i)Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, and (ii) National Financial Services Corp. FBO Exclusive Benefit of Customers, One World Financial Center, 200 Liberty Street, New York, NY 10281, each of which owned beneficially and/or of record more than 5% of the outstanding shares of Common Stock of the Growth Fund; (C)(i) Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, (ii) MMATCO LLP, 1110 North Main Street, Goshen, IN 46528, and (iii) National Financial Services Corp. FBO Exclusive Benefit of Customers, One World Financial Center, 200 Liberty Street, New York, NY 10281, each of which owned beneficially and/or of record more than 5% of the outstanding shares of the Individual Investor Class of the Common Stock of the High Yield Fund, and (D)(i) Balsa & Co., c/o JP Morgan Chase, 14201 Dallas Parkway, 12th Floor, Dallas, TX 75254, (ii) Joan M. Dukes, 2934 Horizon Hills Drive, Prescott, AZ 86305, (iii) H.G. Wellington & Co., Inc. FBO Diane M. Keefe and Diane M. Keefe, 14 Wall Street, 17th Floor, New York, NY 10005, (iv) MMA Praxis Intermediary Income Fund, P.O. Box 483, Goshen, IN 46527, (v) National Investor Services, 55 Water Street, 32nd Floor New York, NY 10041, and (vi) Christopher Reynolds Foundation, 267 5th Avenue, New York, NY 10016, each which owned beneficially and/or of record more than 5% of the outstanding shares of the Institutional Class of the Common Stock of the High Yield Fund. The officers and directors of each Fund, as a group, own less than one percent (1%) of the outstanding shares of each class of the Common Stock of such Funds.

CODE OF ETHICS

The Funds and the Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 under the Investment Company Act of 1940, as amended. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds, have been included as Appendix A.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or visiting Pax World’s website at www.paxworld.com and is available without charge by visiting the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

GENERAL

Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the “Adviser”) is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory  Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Funds in accordance with each Fund’s investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Funds. As of March 31, 2006, the Adviser had approximately

$2.36 billion in assets under management by virtue of serving as the adviser to the Funds and the Money Market Fund. The Adviser currently manages investments for clients other than the Funds and the Money Market Fund, and may continue to do so in the future.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and his siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family members (except for Mr. Thomas F. Shadek) own 25.73% of H.G. Wellington & Co., Inc. (“H.G. Wellington”), the Fund’s principal underwriter. As a result, the Shadek family may be deemed to “control” the Adviser and H.G Wellington.

ADVISORY AGREEMENT

Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000; and pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each Fund to be necessary or desirable and proper for the continuous operations of such Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such class, and (iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen- hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered accounting firm; (v) the reimbursement of organizational expenses, and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser supplied and assumed a total of $413,702, $397,268 and $45,284 of such services for the Growth Fund, the Individual Investor Class of shares of the High Yield Fund and the Institutional Class of shares of the High Yield Fund, respectively, for the fiscal year ended December 31, 2005. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund.

Each Advisory Agreement provides that (i) it may be terminated by each Fund or the Adviser at any time (A) upon sixty (60) days written notice with respect to the Balanced Fund and (B) upon not more than sixty (60) and not less than thirty (30) days written notice with respect to the Growth and High Yield Funds, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, each Advisory Agreement provides that it may continue in effect from year to year only so long as such continuance is specifically approved  annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of each Fund’s outstanding voting securities or by a majority of the Directors of such Fund and a majority of the Directors who are not “interested persons” of the Funds (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such Advisory Agreement, by votes cast in person at a meeting called for the purpose of voting on such matter). The Advisory Agreements were approved on June 9, 2005.

* * *

The following table shows the amount of the advisory fee paid to the Adviser by  the Balanced, Growth and High Yield Funds for the years ended December 31, 2003, 2004 and 2005:

	Balanced Fund	Growth Fund	High Yield Fund
Year ended December 31, 2003	$5,616,795	$293,617	$393,166
Year ended December 31, 2004	$6,543,464	$461,588	$455,407
Year ended December 31, 2005	$8,484,928	$641,911	$509,156

DISTRIBUTOR

H.G. Wellington, a Delaware corporation, serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Fund. H.G. Wellington has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors. H.G. Wellington is located at 14 Wall Street, New York, NY 10005 and is a broker-dealer registered with the Securities and Exchange Commission.

CUSTODIAN

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110 (“State Street”), serves as custodian for assets of the Funds portfolio securities and cash, including a custodian for the Funds for the custody of the foreign securities acquired by the Funds that invest in foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds  Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the relevant Board of Directors at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the Investment Company Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Boards of Directors review annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events..

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of Ten Dollars ($10.00) with respect to the Balanced and Growth Funds (Eighteen Dollars ($18.00) with respect to the High Yield Fund), a new account set-up fee for each manually established account of Five Dollars ($5.00), and a monthly inactive zero balance account fee per shareholder account of Thirty Cents ($0.30). The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Funds’ independent registered public accounting firm, and in that capacity audits such Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington, the Funds’ distributor, and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds and the Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser receives such services.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay broker-dealers which provides it with “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The Adviser may place orders for the purchase and sale of exchange listed portfolio securities with a broker dealer that is an affiliate of the Funds (including H.G. Wellington) where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker dealers.

Pursuant to rules of the Securities and Exchange Commission, a broker dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable Securities and Exchange Commission rules, the Boards of Directors have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid with respect to (i) the Balanced, Growth and High Yield Funds for the years ended December 31, 2003, 2004 and 2005:

	Balanced Fund	Growth Fund	High Yield Fund
Year ended December 31, 2003	$983,914	$125,373	$374,269
Year ended December 31, 2004	$926,173	$166,163	$260,094
Year ended December 31, 2005	$986,532	$248,119	$156,390

As noted above, substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three one hundredths percent (25.73%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Balanced Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $274,273, $198,778 and $100,471, respectively (28%, 21% and 10%, respectively, of total commissions for such years); brokerage commissions paid by the Growth Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $42,735, $36,943 and $56,900, respectively (34%, 22% and 23%, respectively, of total commissions for such years); and brokerage commissions paid by the High Yield Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $1,239, $0 and $0, respectively (0.33%, 0% and 0%, respectively, of total commissions for years). The percentage of the Balanced, Growth and High Yield Funds’ aggregate dollar amount of transactions involving the payment of commissions effected through H. G. Wellington during 2003, 2004 and 2005 were 31%, 18% and 9%, respectively. Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in the Adviser and H. G. Wellington.

As of December 31, 2005, no Fund owned any securities of such Fund’s regular brokers or dealers (as defined in the Investment Company Act of 1940) or their parents.

CAPITAL STOCK AND OTHER SECURITIES

The Balanced and Growth Fund are currently authorized to issue 150,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively; the High Yield Fund is currently authorized to issue 50,000,000 shares of capital stock, par value $1.00 per share, which shares are divided into two classes: the Individual Investor Class and the Institutional Class. Except as noted below, each share of capital stock of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of Directors. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

Shares of capital stock of the High Yield Fund are divided into two classes: the Individual Investor Class and the Institutional Class. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which he interests of one class differ from the interests of the other class. Payments that are made under the Plan will be calculated and charged daily to the appropriate class of shares prior to determining daily net asset value per share and dividends/distributions.

PRICING OF FUND SHARES

As indicated in the prospectuses under “How Share Price is Determined,” each Fund determines the net asset value (“NAV”) for each class of its shares by dividing the total value of a Fund’s portfolio investments and other assets attributable to such class, less any liabilities, by the number of shares of such class outstanding.

Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is generally determined on the basis of last reported sales price. If no sales are reported, market value is generally determined based on quotes or closing prices (such as the NASDAQ Official Closing Price) obtained from a quotation reporting system, established market makers, or reputable pricing services. Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the mean between the last reported bid and asked prices is used. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Portfolio securities and other assets initially valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at 12:00 p.m. Eastern time). Portfolio debt securities having remaining maturities of 60 days or fewer are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price a Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of a Fund’s portfolio.

As described in the prospectuses, certain securities and assets of the Funds are valued at fair value as determined in good faith by the Directors or by persons acting at their direction. The fair value of any securities from time to time held by any Fund for which no market quotes are readily available is determined in accordance with procedures approved by the Directors. The Directors, however, are ultimately responsible for such determinations. The fair value of such securities is generally the price which the Fund could reasonably expect to receive upon a security’s current sale. Consideration may be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors may be considered, including, but not limited to, (i) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (ii) trading volumes on markets, exchanges, or among dealers; (iii) values of baskets of securities traded on other markets, exchanges, or among dealers; (iv) changes in interest rates; (v) observations from financial institutions; (vi) government (domestic or foreign) actions or pronouncements; (vii) other news events; and (viii) with respect to securities traded on foreign markets, the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBs.

Securities for which markets quotes (e.g. current trade information, bid/asked information or broker quotes) are not readily available may be valued at their fair value as determined according to valuation procedures approved by the Directors. For instance, depending upon the facts and circumstances, market values may not be readily available and fair valuation used due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). In addition, market quotations are not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities of a Fund trade do not open for the entire day and no other market prices are available. Other securities for which fair valuation may be used include securities that are thinly traded and securities for which sales have been suspended.

The net asset value is determined at the close of trading on the New York Stock Exchange (the “Exchange”), which usually is 4:00 p.m. Eastern Time (the “NYSE Close”), on each business day that the Exchange is open for trading. Fund shares are not priced on days on which the Exchange is closed for trading. The Funds expect that the days, other than weekend days, that the Exchange will not be open are New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of calculating the net asset value, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed above. Information that becomes known to the Funds or their agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day.

TAXATION

Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). By qualifying as a regulated investment company, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject. If the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

In order to qualify for the special tax treatment accorded to regulated investment companies, each Fund must, among other things, (a) derive at least ninety percent (90%) of its annual gross income from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) distribute with respect to each taxable year at least at least ninety percent (90%) of its investment company income taxable income (as that term is defined in the Internal Revenue Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its assets is represented by cash and cash items, United States Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its assets and ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its assets is invested (x) in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnership (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, one hundred percent (100%) of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than ninety percent (90%) of its income from the qualifying income described in clause (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Some portions of such distributions (if any) may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight percent (98%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of such year, if that Fund elects to compute its capital gain net income by reference to its December 31 taxable year-end), plus any retained amount from the prior year, that Fund will be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For these purposes, the Funds will be treated as having distributed any amount for which they are subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute their net capital gain. The Funds may, however, opt to retain for investment their net capital gain. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions. The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute their net realized capital gain. For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains (generally subject to a fifteen percent (15%) tax rate, with lower rates applying to taxpayers in the ten percent (10%)

and fifteen percent (15%) rate brackets, through taxable years beginning on or before December 31, 2008). Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The High Yield Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty-five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of the Internal Revenue Code.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. A sale or exchange of Fund shares by a securities dealer may generate ordinary income if such Fund shares were not designated by such securities dealer as held for investment.

Discount Securities. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities that are acquired by a Fund will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest such Fund actually received. Such distributions may be made from the cash assets of such Fund or, if necessary to generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. Such Fund may realize gains or losses from such transactions. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Hedging. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of that Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) may produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than fifty percent (50%) of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Internal Revenue Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least fifteen (15) additional days during the thirty (30) day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”), if any, could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax by making an election to mark such investments to market annually or to treat the PFIC as a “qualified electing fund.”  A PFIC is any foreign corporation: (i) seventy-five percent (75%) of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least fifty percent (50%).

Investments in REITs. The Funds may invest in REITs. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

REITs in which the Funds invest (if any) may hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

Tax-Exempt Shareholders. Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Because the Funds may invest in REITs that hold residual interests in REMICs, the Funds may not be appropriate investments for charitable remainder trusts.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%) for amounts paid through 2010. The backup withholding rate will be thirty-one percent (31%) for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with the special certification and filing requirements. Foreign investors should consult their tax advisers in this regard.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds have not determined whether they will make such designations.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Internal Revenue Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Internal Revenue Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to fifty (50%) or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than five percent (5%) of such class of stock at any time during the previous five-year period. Effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a regulated investment company that, at all times during the shorter of the five (5) year period ending on the date of the disposition or the period during which the regulated investment company was in existence, had less than fifty (50%) percent in value of its stock held directly or indirectly by foreign persons.

* * * * *

Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the prospectuses under the caption “Distribution Arrangements” shares of the Funds are continuously offered through participation brokers which have dealer agreements with the Funds, or which have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually, a “Plan”; collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Balanced and Growth Funds incur the expenses of distributing their respective shares and the High Yield Fund incurs the expenses of distributing its shares of the Individual Investor Class of shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of the average daily net assets of the Balanced Fund Growth Fund and High Yield Fund Individual Investor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) of up to (A) twenty-five hundredths of one percent (.25%) per annum of its average daily net assets with respect to the Balanced Fund and (B) thirty-five hundredths of one percent (.35%) per annum of the average daily net assets of each of the Growth Fund and the High Yield Fund’s Individual Investor Class of shares. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2005 are set forth below:

	Balanced Fund	Growth Fund	High Yield Fund (Individual Investor Class)
Advertising	$390,699	$24,262	$8,986
Printing	$132,724	$10,985	$4,985
Postage	$66,855	$3,016	$1,977
Sales-related expenses	$3,616,772	$192,872	$164,404
Total	$4,207,050	$231,135	$180,352	(1)

(1).                               Net of $3,483 which was assumed by the Adviser.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors. As of the date of this Statement of Additional Information, the Adviser anticipates that Charles Schwab & Co., Inc. will receive the additional payments described above for distribution services and/or educational support.

The Adviser expects that additional firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Pursuant to the terms of each Plan, the Board of Directors of each Fund will review at least quarterly a written report of the distribution expenses incurred on behalf of such Fund. Each report will include an itemization of the distribution expenses incurred by such Fund and the purpose of each expenditure.

Each of the Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority vote of the Directors who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Directors”), cast in person at a meeting called for the purpose. Each of the Fund’s Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors of such Fund or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Fund’s Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board of Directors of such Fund in the manner described above. Each of the Plans will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan(s) if it is terminated or not continued.

The Balanced Fund’s Plan was adopted on June 21, 1984 and was last approved on June 9, 2005 by the Board of Directors of the Balanced Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the Growth Fund’s Plan was adopted on June 6, 1997 and was last approved on June 9, 2005 by the Board of Directors of the Growth Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the High Yield Fund’s Individual Investor Class Plan was adopted on June 15, 1999 and was last approved on June 9, 2005 by the Board of Directors of the High Yield Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan.

Pursuant to the terms of each Plan, the Balanced, Growth and High Yield Funds have entered into a distribution agreement (the “Distribution Agreement”) with H.G. Wellington. Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. Each of the Distribution Agreements will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. Each of the Distribution Agreements may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Directors of the applicable Fund or by a vote of the holders of a majority of the outstanding shares of such Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

The Distribution Agreement between the Balanced Fund and H. G. Wellington was adopted on June 11, 1998 and was last approved on June 9, 2005 by the Board of Directors of the Balanced Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose; the Distribution Agreement between the Growth Fund and H. G. Wellington was adopted on July 1, 1998 and was last approved on June 9, 2005 by the Board of Directors of the Growth Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of; and the Distribution Agreement between the High Yield Fund and H. G. Wellington was adopted on June 15, 1999 and was last approved on June 9, 2005 by the Board of Directors of the High Yield Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose.

Registration Statement

This Statement of Additional Information and the prospectuses do not contain all of the information included in each Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2005 and the report therein of Ernst & Young LLP are incorporated herein by reference to the Funds’ Annual Report. Copies of the Annual Report are available upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World’s web site at www.paxworld.com or visiting the SEC’s web site at www.sec.gov. The Funds’ Annual Report was filed electronically with the SEC on March 10, 2006 (Assessor Nos. 0001104659-015830, 0001104659-06-015334, and 0001104659-06-015840).

APPENDIX A

PROXY VOTING GUIDELINES

Type of Proposal	Proposal	Proxy Voting Guideline

1. DIRECTOR-RELATED ISSUES

Management Proposal	1a. Uncontested Election of Directors	Votes on individual director nominees are made on a case-by-case basis.

Management Proposal	1b. Contested Election of Directors	Votes in a contested election of directors are evaluated on a case-by-case basis.

Management Proposal	1c. Classified Board	Vote for proposals to declassify the board of directors. Vote against proposals to classify the board of directors.

Management Proposal	1d. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Management Proposal	1e. Cumulative Voting	Vote against management proposals to eliminate cumulative voting.

Management Proposal	1f. Alter Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2. AUDITORS

Management Proposal	2. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or where non-audit fees exceed 25% of revenue received from that company.

3 PROXY CONTEST DEFENSES / TAKEOVER DEFENSES

Management Proposal	3a. Shareholder Ability to Call Special Meeting

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Management Proposal	3b. Shareholder Ability to Act by Written Consent	Vote for proposals to allow or facilitate shareholder action by written consent. Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Management Proposal	3c. Poison Pills

Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

Management Proposal	3d. Fair price Provisions	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Management Proposal	3e. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Management Proposal	3f. Unequal Voting Rights	Generally vote against dual class capitalization.

Management Proposal	3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Management Proposal	3h. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Management Proposal	3i. Director and Officer Liability Protection

Vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Management Proposal	3j. Director and Officer Indemnification

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner at the reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

4. MISC. GOVERNANCE PROVISIONS

Management Proposal	4a. Confidential Voting	Vote for management proposals to adopt confidential voting.

Management Proposal	4b. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Management Proposal	4c. Adjourn Meeting if Votes are Insufficient	Vote for proposals to adjourn the meeting when votes are insufficient.

Management Proposal	4d. Other Business	Vote for other business proposals.

Management Proposal	4e. Changing Corporate Name	Vote for changing the corporate name.

5. CAPITAL STRUCTURE

Management Proposal	5a. Common Stock Authorization	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Management Proposal	5b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in a excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

Management Proposal	5c. Reverse Stock Splits

Review on a case-by-case basis management proposals to implement a reverse stock split. We will generally vote for a reverse stock split if management provides a reasonable justification for the split.

Management Proposal	5d. Blank Check Preferred Authorization

Usually vote against proposals to create blank check preferred stock.

Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

Vote for requests to require shareholder approval for blank check authorizations.

Management Proposal	5e. Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock.

Management Proposal	5f. Redemption Rights

Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Management Proposal	5g. Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings.

Management Proposal	5h. Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6. EXECUTIVE AND DIRECTOR COMPENSATION

Management Proposal	6a. Stock-Based Incentive Plans	Vote with respect to compensation plans should be determined on a case-by-case basis.

Management Proposal	6b. Approval of ‘Cash or Cash-and-Stock Bonus Plans

Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Management Proposal	6c. Employee Stock Purchase Plans

Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

Management Proposal	6d. Outside Director Stock Awards / Options in Lieu of Cash	Vote case-by-case on proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. MERGERS AND CORPORATE RESTRUCTURING

Management Proposal	7a. Mergers and Acquisitions	Vote on mergers and acquisitions are considered on a case-by-case basis.

Management Proposal	7b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions.)

Generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Management Proposal	7c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

Management Proposal	7d. Corporate Restructuring	Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Management Proposal	7c. Spin-offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Management Proposal	7f. Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Management Proposal	7g. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Management Proposal	7h. Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

8. MUTUTAL FUND PROXIES

Management Proposal	8a. Mutual Funds – Election of Trustees	Votes on trustee nominees are made on a case-by-case basis.

Management Proposal	8b. Mutual Funds – Investment Advisory Agreement	Votes on investment advisory agreements should be elevated on a case-by-case basis.

Management Proposal	8c. Mutual Funds – Fundamental Investment	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Management Proposal	8d. Mutual Funds – Distribution Agreements	Votes on distribution agreements should be evaluated on a case-by-case basis.

9. SHAREHOLDER PROPOSALS: CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

Shareholder Proposal	9a-1. Rotate Annual Meeting	Vote against shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

Shareholder Proposal	9b-1. Declassify Board of Directors	Vote for proposals to declassify the board the directors.

Shareholder Proposal	9b-2. Separate Chairman and CEO	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Proposal	9b-3. Adopt Cumulative Voting

Vote case-by-case on shareholder proposals to permit cumulative voting.

Vote case-by-case on shareholder proposals to adopt cumulative voting at companies with no women or minority members on the board.

Shareholder Proposal	9b-4. Majority of Independent	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

Shareholder Proposal	9b-5. Independent Committees	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Shareholder Proposal	9b-6. Adopt Director Term Limits	Vote against shareholder proposals to limit the tenure of outside directors.

Shareholder Proposal	9b-7. Implement Director Share Ownership Requirement

Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

Vote case-by-case on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

Shareholder Proposal	9c-1. Reduce Supermajority Vote Requirements

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Shareholder Proposal	9c-2. Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Shareholder Proposal	9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote case-by-case on proposals to amend an existing shareholder rights plan.

Shareholder Proposal	9C-4. Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contexts as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree ,the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Shareholder Proposal	9c-5. Written Consent/Special Meeting	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

Shareholder Proposal	9c-6. Elect Auditors/Ensure Auditor Independence	Vote for proposals that would allow shareholders to elect the auditors.

Shareholder Proposal	9c-7. Non-Partnership/Political Contributions	Vote for proposals calling for a company to disclose its political contributions.

Shareholder Proposal	9d-1. Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Shareholder Proposal	9d-2. Limit Executive compensation

Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Shareholder Proposal	9d-3. Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing. Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Shareholder Proposal	9d-4. Severance Agreements/Golden Parachutes	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Shareholder Proposal	9d-5. Cash Balance Plans	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

Shareholder Proposal	9d-6. Performance-Based Options/Indexed Options	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

Shareholder Proposal	9d-7. Link Compensation to Non-Financial Factors

Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

Vote for shareholder proposals seeking to link executive pay to non-financial factors.

Shareholder Proposal	9c-1. Seek sale of company/assets	Vote on a case-by-case basis proposals that seek the sale of the company or company assets.

Shareholder Proposal	9c-2. Hire advisor/maximize shareholder value	Vote on a case-by-case basis proposals that request the company hire an advisor to maximize the shareholder value.

Shareholder Proposal	9c-3. Convert closed-end fund to open-end fund	Vote against shareholder proposals to convert a closed-end fund to an open-end fund.

10. SHAREHOLDER PROPOSALS: SOCIAL AND ENVIRONMENTAL PROPOSALS

Shareholder Proposal	10a-1. Add Women and Minorities to Board	Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

Shareholder Proposal	10a-2. Prepare Report/Promote EEOC-Related Activities

Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Shareholder Proposal	10a-3. Report on Progress Toward Glass Ceiling Commission Recommendations	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling commission’s recommendations.

Shareholder Proposal	10a-4. Prohibit Discrimination on the Basis of Sexual Orientation	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Shareholder Proposal	10a-5. Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

Shareholder Proposal	10b-1. Codes of Conduct and Vendor Standards

Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and license compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the Company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Shareholder Proposal	10b-2. Prepare Report on Operations in Burma/Myanmar

Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

Vote for shareholder proposals to pull out of Burma.

Shareholder Proposal	10b-3. Adopt/Report on MacBride Principles.	Vote for shareholder proposals to report on or to implement the MacBride Principles.

Shareholder Proposal	10b-4. Prepare Report on Operations in China

Vote for shareholder proposals requesting more disclosure on a company’s involvement in China.

Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

Shareholder Proposal	10b-5. Prepare Report on Maquiladoras	Vote for shareholder proposals to prepare reports on a company’s Maquiladora operations.

Shareholder Proposal	10b-6. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

Shareholder Proposal	10c-1. Environmental Report (General)	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Shareholder Proposal	10c-2. Prepare Report on Global Warming/Greenhouse Gas Emissions	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming. Vote for shareholder proposals calling for the reduction of greenhouse gas.

Shareholder Proposal	10c-3. Invest in Clean/Renewable Energy

Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

Vote for shareholder proposals seeking increased investment in renewable energy sources.

Shareholder Proposal	10c-4. Drilling in the Arctic National Wildlife Refuge

Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactures from materials extracted from environmentally sensitive areas such as old growth forests.

Shareholder Proposal	10c-5. Adopt/implement CERES Principles	Vote for shareholder proposals to study or implement the CERES principles.

Shareholder Proposal	10c-6. Phase Out Chlorine-Based Chemicals

Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

Vote for shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Shareholder Proposal	10c-7. Report/reduce Toxic Emissions and Assets Community Impact

Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.

Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Shareholder Proposal	10c-8. Adopt a Comprehensive Recycling Policy

Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Shareholder Proposal	10c-9. Nuclear Energy

Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

Vote for shareholder proposals that ask the company to cease the production of nuclear power.

Shareholder Proposal	10d-1. Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Shareholder Proposal	10d-2. Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

Shareholder Proposal	10d-3. Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements. Vote for proposals that call for restrictions on foreign military sales.

Shareholder Proposal	10e-1. Phase-out or Label Products Containing Genetically Modified Organisms

Vote for shareholder proposals to label products that contain genetically modified organisms.

Vote case-by-case on shareholder proposals that ask the company to phase out the use of genetically modified organisms in their products.

Vote for shareholder proposals that ask the company to report on the use of genetically modified organisms in their products.

Shareholder Proposal	10e-2. Tobacco-related Proposals

Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

Vote for shareholder proposals that ask restaurants to adopt smoke-free policies.

Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

Vote for on proposals calling for tobacco companies to cease the production of tobacco products.

Shareholder Proposal	10e-3. Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Shareholder Proposal	10e-4. Disclosure on Credit in Developing Countries (LDCs)	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

Shareholder Proposal	10e-5. Forgive LDC Debt	Vote against shareholder proposals asking banks to forgive loans outright.

Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

Vote for proposals to restructure and extend the terms of non-performing loans.

Shareholder Proposal	10e-6. Adopt Policy / Report on Drug Pricing	Vote for shareholder proposals to prepare a report on drug pricing. Vote for shareholder proposals to adopt a formal policy on drug pricing.

Shareholder Proposal	10e-7. Adult Entertainment	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Shareholder Proposal	10e-8. Abortion/Right to Life Issues	Abstain on shareholder proposals that address right to life issues.

Shareholder Proposal	10e-9. Animal Testing (substitutes for)	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

Shareholder Proposal	10e-10. Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

Shareholder Proposal	10e-11. Control over Charitable Contributions	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.

Shareholder Proposal	10e-12. Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

PART C

OTHER INFORMATION

Item 23.                  Exhibits:

(a)           Articles of Incorporation.

(i)            Certificate of Incorporation of Pax High Yield Fund, Inc. dated June 15, 1999.  (Incorporated by reference to the Registration Statement.)

(ii)           Certificate of Amendment of Certificate of Incorporation of Pax World High Yield Fund, Inc. dated April 30, 2004.  (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.)

(b)           By-Laws of Pax World High Yield Fund, Inc. as adopted June 15, 1999.  (Incorporated by reference to the Registration Statement.)

(c)           Instruments Defining Rights of Security Holders.  (Incorporated by reference to the Registration Statement.)

(d)           Investment Advisory Contracts.

(i)            Form of Advisory Agreement between the Registrant and Pax World Management Corp.  (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(ii)           Form of Addendum to Advisory Agreement between the Registrant and Pax World Management Corp.  (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.)

(e)           Underwriting Contracts.  Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc.  (Incorporated by reference to the Registration Statement.)

(f)            Bonus or Profit Sharing Contracts.  Not applicable.

(g)           Custodian Agreements.

(i)            Form of Custodian Contract between the Registrant and State Street Bank and Trust Company.  (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(ii)           Form of Data Access Services Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(iii)          Form of Funds Transfer Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company.  (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(h)           Other Material Contracts.

(i)            Form of Transfer Agency Services Agreement between the Registrant and PFPC Inc.  (Incorporated by reference to the Registration Statement.)

(ii)           Form of Transfer Agency Services Fee Agreement between the Registrant and PFPC Inc.  (Incorporated by reference to the Registration Statement.)

(iii)          Form of Transfer Agency Services Fee Waiver Agreement between the Registrant and PFPC Inc.  (Incorporated by reference to the Registration Statement.)

(i)            Legal Opinion.

(i)            Opinion of Bresler Goodman & Unterman, LLP dated September 14, 1999 (with respect to the Individual Investor Class).  (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(ii)           Opinion of Kurzman Karelsen & Frank LLP dated April 30, 2004 (with respect to the Institutional Class).  (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.)

(j)            Other Opinions.  Consent of Ernst & Young LLP Independent Registered Public Accounting Firm dated April 25, 2006.  (Filed herewith.)

(k)           Omitted Financial Statements.  Not applicable.

(l)            Initial Capital Agreements.  Form of Purchase Agreement between Registrant and Pax World Management Corp.  (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(m)          Rule 12b-1 Plan.

(i)            Form of Distribution and Service Plan for the Individual Investor Class of shares.  (Incorporated by reference to the Registration Statement.)

(ii)           Form of Distribution and Service Plan for the Institutional Class of shares.  (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.)

(n)           Rule 18f-3 Plan.  Not applicable.

(p)           Codes of Ethics.  (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement.)

Item 24.                  Persons Controlled by or under Common Control with the Fund.

Pax World Balanced Fund, Inc.

Pax World Growth Fund, Inc.

Pax World Money Market Fund, Inc.

H.G. Wellington & Co., Inc.

Item 25.                  Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Section 8.04 of the Fund’s By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.  Section 145 of the General Corporation Law of the State of Delaware permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

Section 8 of the Advisory Agreement (Exhibit 4 to the Registration Statement) limits the liability of the Adviser to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(i)            Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(ii)           Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(iii)          Such promise must be secured by a surety bond or other suitable insurance; and

(iv)          Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26.                  Business and Other Connections of the Investment Adviser.

See “Management, Organization and Capital Structure – Investment Adviser” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services – Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the Adviser’s directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 222 State Street, Portsmouth, NH 03801.

Name	Position(s) Held with the Adviser	Principal Occupation(s)
Katherine Shadek Boyle	Senior Vice President; Director	Senior Vice President, Pax World Management Corp.

Thomas W. Grant	President; Director

President, Pax World Management Corp.; Vice Chairman of the Board and President, Pax World Balanced Fund, Inc.; President, Pax World Growth Fund, Inc.; President, Pax World High Yield Fund, Inc.; President, Pax World Money Market Fund, Inc.; President, H. G. Wellington & Co., Inc.

James M. Shadek	Senior Vice President for Social Research; Secretary; Director

Senior Vice President for Social Research and Secretary, Pax World Management Corp.; Treasurer, Pax World Growth Fund, Inc.; Treasurer, Pax World High Yield Fund, Inc.; Account Executive, H. G. Wellington & Co., Inc.

Laurence A. Sadek	Chairman of the Board; Director

Chairman of the Board, Pax World Management Corp.; Chairman of the Board, Pax World Balanced Fund, Inc.; Chairman of the Board, Pax World Growth Fund, Inc.; Chairman of the Board, Pax World High Yield Fund, Inc.; Executive Vice President, Pax World Money Market Fund, Inc.; Executive Vice President, H. G.

Name	Position(s) Held with the Adviser	Principal Occupation(s)
Wellington & Co., Inc.

Janet Lawton Spates	Chief Financial Officer and Treasurer

Chief Financial Officer, Operations Manager and Treasurer, Pax World Management Corp.; Treasurer, Pax World Balanced Fund, Inc.; Treasurer, Pax World Growth Fund, Inc.; Treasurer, Pax World High Yield Fund Inc.

Michelle Lee Guilmette	Operations Manager – Broker/Dealer Services

Operations Manager – Broker/Dealer Services, Pax World Management Corp.; Assistant Treasurer and Assistant Secretary, Pax World Balanced Fund, Inc.; Assistant Secretary, Pax World Growth Fund, Inc.; Assistant Secretary, Pax World High Yield Fund, Inc.

Joseph Keefe	Chief Executive Officer

Chief Executive Officer, Pax World Management Corp.; Senior Vice President, Pax World Balanced Fund, Inc.; Senior Vice President, Pax World Growth Fund, Inc.; Senior Vice President, Pax World High Yield Fund Inc.

Maureen Conley	Vice President of Shareholder Services/Operations

Vice President of Shareholder Services/Operations, Pax World Management Corp.; Secretary, Pax World Balanced Fund, Inc.; Secretary, Pax World Growth Fund, Inc.; Secretary, Pax World High Yield Fund Inc.

John Boese	Chief Compliance Officer

Chief Compliance Officer, Pax World Management Corp.; Chief Compliance Officer, Pax World Balanced Fund, Inc.; Chief Compliance Officer, Pax World Growth Fund, Inc.; Chief Compliance Officer, Pax World High Yield Fund, Inc.

Item 27.                  Principal Underwriters

(a)           Pax World Growth Fund, Inc.; Pax World Balanced Fund, Inc.; Pax World Money Market Fund, Inc.

(b)           Information regarding each director and officer of H.G. Wellington is set forth below. Except as otherwise indicated, the address of each person is 14 wall street, New York, NY 10005.

Name and Address	Position(s) and Office(s) with H.G. Wellington	Position(s) and Office(s) with the Fund
Thomas W. Grant	President, Director	Vice Chairman of the Board and President, Pax World Balanced Fund; President, Pax World Growth, Pax World High Yield and Pax World Money Market Funds.

Laurence A. Shadek	Executive Vice President, Director	Chairman of the Board, Pax World Balanced, Pax World Growth and Pax World High Yield Funds; Executive Vice President, Pax World Money Market Fund.

Paul I. Gulden, Jr.	Executive Vice President, Director	Portfolio Manager, Pax World Growth Fund

Peter J. Lagemann	Executive Vice President, Director	N/A

John P. O’Brien	Senior Vice President, Treasurer, Director	N/A

Rodolphe E. Hottinger	Director	N/A

Joseph N. Cembrola	Senior Vice President, Director	N/A

Mark P. Sperry	Senior Vice President, Director	N/A

Charles H. Wellington	Senior Vice President, Director	N/A

Item 28.                  Location of Accounts and Records

The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by PFPC, Inc. and are located at 760 Moore Road, King of Prussia, PA 19406-1212. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by the Fund at 222 State Street, Portsmouth, NH 03801 and by State Street Bank and Trust Company at 225 Franklin Street, Boston, MA 02110.

Item 29.                  Management Services

Not applicable.

Item 30.                  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth and the State of New Hampshire, on the 28th day of April, 2006.

PAX WORLD HIGH YIELD FUND, INC.

By:	/s/ Thomas W. Grant
Name:	Thomas W. Grant
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas W. Grant
Thomas W. Grant	Director; President (Principal Executive Officer)	April 28, 2006

/s/ Janet Lawton Spates
Janet Lawton Spates	Treasurer (Principal Financial Officer)	April 28, 2006

/s/ Carl H. Doerge, Jr.
Carl H. Doerge, Jr.	Director	April 28, 2006

/s/ James M. Large, Jr.
James M. Large, Jr.	Director	April 28, 2006

/s/ Louis F. Laucirica
Louis F. Laucirica	Director	April 28, 2006

/s/ Joy L. Liechty
Joy L. Liechty	Director	April 28, 2006

/s/ Laurence A. Shadek
Laurence A. Shadek	Director	April 28, 2006

/s/ Sanford C. Sherman
Sanford C. Sherman	Director	April 28, 2006

/s/ Nancy S. Taylor
Nancy S. Taylor	Director	April 28, 2006

EXHIBIT INDEX

j.              Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm dated April 25, 2006.